Exhibit 99.1

Execution Version

FISCAL AGENCY AGREEMENT

with respect to

EXTENDIBLE SENIOR UNSECURED FLOATING RATE NOTES

INITIALLY DUE 2014

between

STATE STREET BANK AND TRUST COMPANY

as Issuer

and

U.S. BANK NATIONAL ASSOCIATION

as Fiscal Agent

i

Exhibit A-1	Form of Registered Global Note – Extendible Note

Exhibit A-2	Form of Registered Global Note – Short-Term Note

Exhibit B-1	Form of Definitive Registered Note – Extendible Note

Exhibit B-2	Form of Definitive Registered Note – Short-Term Note

Exhibit C	Form of Certification of Owner

Exhibit D	Form of Notice to Holders Regarding Election to Extend

Exhibit E	Form of Notice of Redemption

ii

FISCAL AGENCY AGREEMENT

This Fiscal Agency Agreement (this “Agreement”) is made as of December 18, 2012, between State Street Bank and Trust Company, a trust company organized under the laws of the Commonwealth of Massachusetts (the “Bank”), and U.S. Bank National Association, a national banking association organized under the laws of the United States (the “Fiscal Agent,” which term shall include any successor appointed in accordance with Section 23).

Background

The Bank has entered into the Purchase Agreement dated as of December 13, 2012 (the “Purchase Agreement”), between the Bank and Goldman, Sachs & Co., as the initial purchaser (the “Initial Purchaser”), pursuant to which the Bank agreed to sell U.S. $1,000,000,000 aggregate principal amount of the Bank’s Extendible Senior Unsecured Floating Rate Notes initially due 2014 (the “Extendible Notes”) to the Initial Purchaser.

The Extendible Notes (together with the Short-Term Notes (as defined below), the “Notes”), are to be issued pursuant to this Agreement.

In connection with the offering of the Notes for sale, the Bank prepared a preliminary offering circular dated December 13, 2012 (including the documents incorporated by reference therein), a term sheet dated December 13, 2012 setting forth the terms of the Notes, and a final offering circular dated December 13, 2012 (such final offering circular including the documents incorporated by reference therein, the “Offering Circular”).

Operative Provisions

The parties hereby agree as follows:

SECTION 1. Definitions and Interpretation.

(a) The following terms shall have the following meanings:

“Account” means a participant account with DTC, maintained in accordance with the rules of DTC.

“Advance” shall have the meaning ascribed thereto in Section 9(e) of this Agreement.

“Agreement” shall have the meaning ascribed thereto in the recitals of this Agreement.

“Authorized Representative” shall have the meaning ascribed thereto in Section 3(b) of this Agreement.

“Bank” shall have the meaning ascribed thereto in the recitals of this Agreement.

“Business Day” means any day, other than a Saturday or a Sunday or a day on which banking institutions or trust companies in New York City, New York, or Boston, Massachusetts are required or authorized by law, regulation or executive order to close, and that is also a London Business Day.

“Certificate” shall have the meaning ascribed thereto in Section 6(e) of this Agreement.

“Defaulted Note” shall have the meaning ascribed thereto in Section 9(d) of this Agreement.

“Definitive Registered Note” means a definitive registered note substantially in the form set out in Exhibit B-1 or B-2 hereto or in such other form as may be agreed between the Bank and the Fiscal Agent.

“DTC” means The Depository Trust Company in New York City, New York, or its successor.

“DTC Global Note” means a Registered Global Note deposited with a custodian for, and registered in the name of a nominee of, DTC.

“Election Period” shall mean, with respect to any applicable Election Date, the period beginning on the fifth Business Day prior to the Election Date and ending on the Election Date; provided that, if the Election Date is not a Business Day, the Election Period will end on the next succeeding Business Day.

“Election Date” shall mean the 18th calendar day of each month, commencing on January 18, 2013, and monthly thereafter through and including December 18, 2014, whether or not such day is a Business Day.

“Event of Default” shall have the meaning ascribed thereto in the applicable Note.

“Exchange Date” shall have the meaning ascribed thereto in Section 8(c)(ii) of this Agreement.

“Extendible Notes” shall have the meaning ascribed thereto in the recitals of this Agreement.

“Fiscal Agent” shall have the meaning ascribed thereto in the recitals of this Agreement.

“Holders” means the several persons who are for the time being holders of Outstanding Notes (being the registered owner thereof as reflected in the Note Register); provided, however, that, solely for the purpose of determining whether the holders of the requisite number of principal amount of Notes have voted on any matter provided for in this Agreement, so long as Definitive Registered Notes have not been issued, and, in addition, wherever else the context requires, the term “Holders” as used herein shall refer to the Owners.

“Indemnified Party” shall have the meaning ascribed thereto in Section 20(c) of this Agreement.

“Indemnifying Party” shall have the meaning ascribed thereto in Section 20(c) of this Agreement.

“Initial Purchaser” shall have the meaning ascribed thereto in the recitals of this Agreement.

“Interest Payment Date” shall mean each of (i) the 18th day of each March, June, September and December (including any such Interest Payment Date on which the Holder elects to extend such Note in accordance with its terms and the terms hereof), commencing on March 18, 2013, provided that if any such date is not a Business Day, then such Interest Payment Date shall be postponed to the next succeeding Business Day (and interest will accrue to but excluding such next succeeding Business Day), however if that next succeeding Business Day falls in the next calendar month, then unless it relates to interest payable at maturity or upon redemption, the Interest Payment Date for the relevant Note will be the immediately preceding Business Day (and interest will accrue to but excluding that immediately preceding Business Day); (ii) the applicable maturity date for a Note, provided that if such date is not a Business Day, then the maturity date for such Note shall be the immediately preceding Business Day (and interest will accrue to but excluding that immediately preceding Business Day); and (iii) the Optional Redemption Date for such note, provided that if such date is not a Business Day, then the Optional Redemption Date for such Note shall be the immediately preceding Business Day (and interest will accrue to but excluding that immediately preceding Business Day).

“London Business Day” shall mean any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

“Non-Electing Amount” shall have the meaning ascribed thereto in Section 8(c)(ii) of this Agreement.

“Note Register” shall have the meaning ascribed thereto in Section 8(a) of this Agreement.

“Notes” shall have the meaning ascribed thereto in the recitals of this Agreement, and, for the avoidance of doubt, shall include the Extendible Notes and the Short-Term Notes.

“Offering Circular” shall have the meaning ascribed thereto in the recitals of this Agreement.

“Original Issue Date” means, with respect to any Note, the original date of issuance of such Note, being, in the case of any Definitive Registered Note, the date of issuance of the Registered Global Note which initially represented such Note.

“Optional Redemption Date” means, with respect to any Note, the date of any redemption of such Note, in whole or in part, in accordance with the provisions of such Note to be redeemed on such date.

“Outstanding” means, at any particular time, all Notes theretofore issued other than (i) those which have been redeemed in full in accordance with their terms and with this Agreement, (ii) those with respect to which the applicable Optional Redemption Date in accordance with their terms has occurred and the Redemption Price therefor (including any premium and all interest (if any) accrued thereon to the applicable Optional Redemption Date) has been duly paid to or deposited to the account of the Fiscal Agent as provided herein (and, where appropriate, notice has been given to the Holders or Owners, as applicable, in accordance with the terms thereof and Section 14) and remain available for payment, (iii) those which have become void in accordance with their terms, (iv) those which have been canceled, (v) those mutilated or defaced Notes which have been surrendered in exchange for replacement Notes in accordance with their terms, (vi) (for the purposes only of determining the aggregate principal amount of Notes outstanding and without prejudice to the status of any Note for any other purpose) those Notes alleged to have been lost, stolen or destroyed and with respect to which replacement Notes have been issued in accordance with their terms, and (vii) Registered Global Notes to the extent that they shall have been duly exchanged for Definitive Registered Notes, in each case pursuant to their respective terms.

“Owner” means each person who is the beneficial owner of Notes in book-entry form as reflected in the records of DTC or, if a DTC participant is not such beneficial owner, then as reflected in the records of a person maintaining an Account (directly or indirectly, in accordance with the rules of DTC).

“Payment” shall have the meaning ascribed thereto in Section 9(e) of this Agreement.

“Person” means any individual, corporation, partnership, limited partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Purchase Agreement” shall have the meaning ascribed thereto in the recitals of this Agreement.

“Redemption Price” means, with respect to any Note to be redeemed on any Optional Redemption Date, 100% of the principal amount of such Note, plus any accrued and unpaid interest thereon at the applicable rate borne by such Note, to but not including the relevant Optional Redemption Date.

“Registered Global Note” means a global Note substantially in the form set out in Exhibit A-1 or A-2 hereto or in such other form as may be agreed upon between the Bank and the Fiscal Agent.

“Shortfall” shall have the meaning ascribed thereto in Section 10(e) of this Agreement.

“Short-Term Notes” means the subseries of Notes for which the Extendible Notes may be exchanged in accordance with the terms of the Extendible Notes and this Agreement.

“Stock Exchange” means any stock exchange(s) on which any Notes may from time to time be listed and reference in this Agreement to the “relevant Stock Exchange” shall, in relation to any Notes, be reference to the Stock Exchange on which such Notes are from time to time, or will be, listed.

“U.S. $” and “U.S. Dollars” means the then-applicable lawful currency of the United States.

(b) Terms and expressions defined in the Notes and the Offering Circular shall have the same meanings in this Agreement, except where the context requires otherwise.

(c) Any references to Notes shall, unless the context otherwise requires, include any Registered Global Notes and Definitive Registered Notes (including, for the avoidance of doubt, any Extendible Notes and any Short-Term Notes).

SECTION 2. Appointment of Fiscal Agent.

(a) The Bank hereby appoints the Fiscal Agent to act, upon the terms and subject to the conditions set forth herein, as fiscal agent for the Notes, and in such capacity as fiscal agent shall act as transfer agent, paying agent, authenticating agent, election agent and registrar, and to perform such other obligations and duties imposed upon the Fiscal Agent by the Notes and hereby, and the Fiscal Agent hereby accepts such appointment. The Fiscal Agent shall have the powers and authority granted to and conferred upon it in the Notes and under this Agreement and in addition shall have such further powers and authority to act on behalf of the Bank as may be mutually agreed upon in writing by the Bank and the Fiscal Agent. All of the terms and provisions with respect to such powers and authority contained in the Notes are subject to and governed by the terms and provisions hereof.

(b) The Bank has been appointed Calculation Agent, for the purpose of calculating any variable interest rates or other basis for determining the payment of interest, premium (if any) or principal with respect to the Notes from time to time. Notwithstanding the foregoing, the Bank may appoint a different Calculation Agent for the Notes (which may be an affiliate of the Bank or the Initial Purchaser or an affiliate thereof).

SECTION 3. Supply of Notes; Authorized Representatives.

(a) The Bank shall from time to time deliver or cause to be delivered to the Fiscal Agent a supply of blank Registered Global Notes and Definitive Registered Notes (including forms of both Extendible Note and Short-Term Note) as the Bank shall determine, bearing consecutive control numbers. Each Note shall have been executed by the manual or facsimile signature of an Authorized Representative (as defined in Section 3(b)) of the Bank. The Fiscal Agent will acknowledge receipt of the Notes delivered to it and will hold such blank Notes in safekeeping in accordance with its customary practice and shall complete, authenticate and deliver such Notes in accordance with the provisions hereof.

(b) From time to time, the Bank shall provide the Fiscal Agent with a certificate executed by an officer of the Bank certifying the incumbency and specimen signatures of those officers of the Bank authorized to execute Notes on behalf of the Bank by manual or facsimile signature and to give instructions and notices on behalf of the Bank hereunder (each, an “Authorized Representative” and collectively, the “Authorized Representatives”). Until the Fiscal Agent receives a subsequent such certificate from the Bank, the Fiscal Agent shall be entitled to rely on the last such certificate delivered to it for the purposes of determining the identities of Authorized Representatives of the Bank. Any Note bearing the manual or facsimile signatures of persons who are Authorized Representatives of the Bank on the date such signatures are affixed shall bind the Bank after the completion, authentication and delivery thereof by the Fiscal Agent, notwithstanding that such persons shall have ceased to hold office on the date such Note is so completed, authenticated and delivered by the Fiscal Agent.

(c) From time to time, the Bank shall provide the Fiscal Agent with a list of the names and telephone numbers of those officers of the Bank whom the Fiscal Agent may, at its discretion, call to confirm any instructions, notice or other communication received hereunder. The person called will not be the initiator of the instruction.

(d) From time to time, the Bank shall provide the Fiscal Agent with a schedule of Election Dates.

SECTION 4. Issuance Instructions.

All instructions regarding the completion, authentication and delivery of Notes shall be given by an Authorized Representative by telephone (confirmed in writing as soon as practicable), by facsimile transmission or by other acceptable written means by such Authorized Representative.

SECTION 5. Issuance of Registered Global Notes.

(a) Upon receipt of instructions from an Authorized Representative of the Bank in accordance with Section 4 hereof regarding the completion, authentication and delivery of one or more Registered Global Notes, the Fiscal Agent shall cause to be withdrawn from safekeeping the necessary and applicable Registered Global Note(s) and, in accordance with such instructions, shall:

(i) complete such Registered Global Note(s);

(ii) register, in the Note Register, such Registered Global Note(s) in the name of Cede & Co., or another nominee of DTC, and/or in the name of another depositary, as specified in such instructions;

(iii) authenticate such Registered Global Note(s); and

(iv) deliver such Registered Global Note(s) to a custodian of DTC in accordance with such instructions against receipt from the custodian of confirmation that such custodian is holding the Registered Global Note(s) so delivered in safe custody for the account of DTC and instruct DTC to credit the Notes represented by such Registered Global Note(s), unless otherwise agreed in writing between the Fiscal Agent and the Bank, to the Fiscal Agent’s participant Account;

provided that, in connection with a transfer and exchange of Notes pursuant to Section 8(c), instructions regarding the completion and authentication of such Note(s) (if any) shall be received by the Fiscal Agent not later than 12:00 p.m., local time in Boston, Massachusetts, on the applicable Exchange Date.

(b) The Fiscal Agent shall provide DTC with such notifications, instructions or other information to be given by the Fiscal Agent to DTC as may be required, including as specified in Section 8(c).

(c) The Extendible Notes initially shall constitute all of the aggregate principal amount of the Notes and shall be represented by Registered Global Note(s) substantially in the form of Exhibit A-1 hereto. The Short-Term Notes, if and when issued in accordance with Section 8(c) below, shall be represented by Registered Global Note(s) substantially in the form of Exhibit A-2 hereto. The Registered Global Notes shall be exchangeable for Extendible Notes or Short-Term Notes, as applicable, in definitive form as provided in the text of the applicable Registered Global Note and in accordance with Section 6 below.

SECTION 6. Issuance of Definitive Registered Notes.

(a) Definitive Registered Notes shall be issued only if permitted by applicable law and, (i) in the case of a DTC Global Note, only if (A) DTC or its successor notifies the Bank that it is unwilling or unable to continue as depositary for the DTC Global Note or (B) DTC or its successor ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, if so required by applicable law or regulation; and, in either case, a successor depositary is not appointed by the Bank within 90 days after receiving such notice or becoming aware that DTC is no longer so registered, (ii) the Bank delivers to the Fiscal Agent a written notice executed by an Authorized Representative that Registered Global Notes shall be exchangeable for Definitive Registered Notes, or (iii) a default or an Event of Default with respect to the Notes represented by such Global Registered Note has occurred and is continuing.

(b) Upon the occurrence of any event specified in Section 6(a) which, pursuant to the terms of a Registered Global Note, requires the issuance of Definitive Registered Notes in exchange for the Registered Global Note, the Fiscal Agent shall cause to be withdrawn from safekeeping the necessary and applicable Definitive Registered Note(s) delivered in accordance with Section 3(a) and, in accordance with the terms of the Registered Global Note, shall:

(i) complete an equal aggregate principal amount of Definitive Registered Note(s) of authorized denominations and of like tenor with identical terms as the Registered Global Note in accordance with the terms of the Registered Global Note;

(ii) register such Definitive Registered Notes in the name or names of such persons as the relevant clearing system shall instruct the Fiscal Agent;

(iii) authenticate such Definitive Registered Notes; and

(iv) deliver such Definitive Registered Notes to the relevant clearing system or pursuant to such clearing system’s instructions in exchange for such Registered Global Note.

(c) Any Note that is exchanged as described in this Section 6 shall be exchanged for Definitive Registered Notes, issued in denominations of at least US $250,000 or integral multiples of $1,000 in excess thereof, in registered form, for the same aggregate principal amount. The Definitive Registered Notes will be registered in the names of the Owners of the beneficial interests in such Note as directed by DTC.

(d) The Bank shall deliver to the Fiscal Agent, upon the occurrence of any event specified in Section 6(a) which, pursuant to the terms of a Registered Global Note, requires the issuance of Definitive Registered Notes, a sufficient number of Definitive Registered Notes executed by an Authorized Representative to enable the Fiscal Agent to comply with its obligations under this Section 6.

(e) In order to cause an individual definitive certificate (each, a “Certificate”) to be executed and delivered to an Owner of an interest in a Definitive Registered Note by the Fiscal Agent or by the applicable clearing system in accordance with the foregoing provisions of this Section 6, such Owner must provide the applicable clearing house with the following:

(i) A written notice containing such information as the Bank and the Fiscal Agent may require to complete, execute and deliver such individual definitive Certificate(s); and

(ii) A fully completed, signed certification substantially in the form attached hereto as Exhibit C to the effect that the exchanging Owner is not transferring its Note at the time of such exchange.

Upon receipt of the documents referred to above, the Fiscal Agent shall arrange for the authentication and delivery to the person or persons named in a written order of the applicable clearing system(s) of an individual definitive Certificate representing Notes registered in the name or upon the order of the person or persons named in such order and shall alter the entries in the Note Register in respect of the Definitive Registered Note accordingly. For purposes of this Agreement, the term “Notes” shall include Certificates as applicable.

SECTION 7. Fixing Record Dates for Holders.

(a) Interest payments on the Notes with respect to an applicable Interest Payment Date shall be payable to the Holders thereof as they appear on the Note Register at the close of business on the relevant record date for such Interest Payment Date, which shall be the fifteenth calendar day (whether or not a Business Day) immediately preceding the relevant Interest Payment Date (the “Record Date”). Interest payments payable on any Notes that are not punctually paid on an applicable Interest Payment Date will cease to be payable to the person in whose name such Notes are registered on the Record Date, and such defaulted payments will instead be payable to the person in whose name such Notes are registered on the Record Date or other specified date for determining Holders entitled to such defaulted interest payments as may be determined by the Bank.

(b) Payment of the Redemption Price on Notes to be redeemed shall be made to the holders of record thereof as they appear on the Note Register at the close of business on the Record Date. For the avoidance of doubt, and notwithstanding anything to the contrary in this Agreement, interest on the Notes to be paid on the relevant maturity date or Optional Redemption Date, as applicable, shall be paid to the same persons to whom the principal is payable.

(c) For the purposes of determining the Holders or Owners in respect of any other purpose, for which a record date is not otherwise provided for in this Agreement, the Fiscal Agent may from time to time fix a date, not more than 90 days prior to the date of such action, as the case may be, as a record date for the determination of the identity of the Holders of record for such purpose.

SECTION 8. Note Register; Registration, Transfer and Exchange; Persons Deemed Owners.

(a) The Fiscal Agent, as registrar for the Notes, shall maintain at its designated office in New York, New York, or such other location as may be agreed from time to time, a definitive record (the “Note Register”) in which shall be recorded the names, addresses and taxpayer identification numbers of the Holders, the serial and CUSIP numbers of the Notes, the Original Issue Dates and the stated maturity dates of the Notes, and details with respect to the transfer and exchange of Notes.

(b) Upon surrender for the purpose of registration of transfer at the offices of the Fiscal Agent of any Note, accompanied by a written instrument of transfer in form satisfactory to the Fiscal Agent, executed by the registered Holder, in person or by such Holder’s attorney thereunto duly authorized in writing, such Note shall be transferred upon the Note Register, and the Fiscal Agent shall complete, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of authorized denominations of an equal aggregate principal amount and of like tenor with identical terms and provisions; provided, however, that Notes may be delivered for the purpose of registration of transfer by mail at the risk and expense of the transferor. Transfers and exchanges of Notes shall be subject to such restrictions as shall be set forth herein and in the text of the Notes and such reasonable regulations as may be prescribed by the Bank. Successive registrations and registrations of transfers as aforesaid may be made from time to time as desired, and each such registration shall be noted on the Note Register.

(c) Unless otherwise indicated by this Agreement, DTC or its nominee will be the only registered holder of the Notes. The transfer and exchange of Registered Global Notes representing the Extendible Notes and the Short-Term Notes, or beneficial interests therein, shall be effected through DTC, as follows:

(i) Not less than five (5) nor more than ten (10) Business Days prior to each Election Date, the Fiscal Agent shall send to DTC, in accordance with Section 14(b), a notice in the form of Exhibit D hereto, which shall set forth the procedures with which a Holder of Extendible Notes must comply in order to extend the maturity of such Holder’s Extendible Notes and the procedures by which a Holder may revoke such election.

(ii) DTC must deliver to the Fiscal Agent no later than 1:00 p.m. upon the last Business Day of the Election Period (each such date, an “Exchange Date”) (and if such Exchange Date is not a Business Day, no later than 1:00 p.m. local time in New York City upon the Business Day immediately following the Exchange Date) notice of a Holder’s election to extend the maturity of its Extendible Note(s) (or a portion thereof) and the aggregate principal amount of Extendible Notes for which the Holders or Owners did not, with respect to any individual Election Date, timely and properly elect to extend the maturity (such aggregate amount, the “Non-Electing Amount”). Upon receipt of such notice and subject to the Fiscal Agent’s receipt of the Notes to be exchanged by the Holder, the Fiscal Agent shall, on the Exchange Date, in accordance with the terms of the Extendible Notes and the Short-Term Notes, authenticate and deliver Short-Term Notes in an amount equal to the Non-Electing Amount, no later than 5:00 p.m. local time in New York City, New York, on such Exchange Date. If the Fiscal Agent does not receive a notice of election with respect to all or any portion of the Notes by 1:00 p.m. upon the Exchange Date (and if such Exchange Date is not a Business Day, no later than 1:00 p.m. local time in New York City, New York, upon the Business Day immediately following the Exchange Date), the aggregate principal amount of the Extendible Notes with respect to which no election is received will not be extended and the Fiscal Agent shall exchange all such Extendible Notes for Short-Term Notes in accordance with this Section 8.

(iii) Upon authentication and delivery of Short-Term Notes, the Fiscal Agent shall reduce the amount of the Registered Global Note representing the Extendible Notes by an amount equal to the aggregate principal amount of the Short-Term Notes so authenticated and delivered, by means of an appropriate adjustment made on the records of the Fiscal Agent reflecting such exchange and any corresponding change in beneficial ownership, whereupon the Fiscal Agent, in accordance with the procedures of DTC, shall instruct DTC or its authorized representative to make a corresponding adjustment to its records.

(iv) At least five (5) Business Days prior to each Exchange Date, the Fiscal Agent, on behalf of the Bank, will provide DTC the CUSIP number that shall be applicable to the aggregate principal amount of Short-Term Notes to be issued on each such Exchange Date, if any, and shall promptly notify the Bank of such CUSIP number. On each Exchange Date, the Fiscal Agent will notify DTC of such CUSIP number applicable to the aggregate principal amount of Short-Term Notes issued on such Exchange Date, if any.

(d) At the option of the Holder of a Note, such Note may be exchanged for other Notes of any authorized denominations of an equal aggregate principal amount and of like tenor with identical terms and provisions, upon surrender of the Note to be exchanged at the offices of the Fiscal Agent. Whenever any Notes are so surrendered for exchange, the Fiscal Agent shall complete, authenticate and deliver the Notes which the Holder of the Note making the exchange is entitled to receive. Except as otherwise provided in this Agreement, owners of beneficial interests in a Registered Global Note shall not be entitled to have Notes registered in their names, shall not receive or be entitled to receive physical delivery of Definitive Registered Notes and shall not be considered the Owners or Holders thereof under this Agreement.

(e) Notwithstanding the foregoing, the Fiscal Agent shall not register the transfer of or exchange (i) any Note that has been called for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part, (ii) any Note in any principal amount other than U.S. $250,000 or integral multiples of U.S. $1,000 in excess thereof, (iii) any Note the Holder of which will continue, after such proposed transfer or exchange, to hold any other Note in any principal amount other than U.S. $250,000 or integral multiples of U.S. $1,000 in excess thereof, or (iii) any Registered Global Note if the Fiscal Agent learns that such proposed transfer or exchange would violate any legend contained on the face of such Registered Global Note.

(f) All Notes issued upon any registration of transfer or exchange of Notes shall be valid obligations of the Bank, evidencing the same debt, and entitled to the same benefits as the Notes surrendered upon such registration of transfer or exchange.

(g) No service charge shall be made to a Holder for any transfer or exchange of Notes, but the Fiscal Agent may require payment of a sum sufficient to cover any stamp or other tax duty, assessment or governmental charge that may be imposed in connection therewith.

(h) The Bank and the Fiscal Agent, and any agent of the Bank or the Fiscal Agent, may treat the Holder in whose name a Note is registered as the owner of such Note for all purposes, whether or not such Note is overdue, and neither the Bank, the Fiscal Agent nor any such agent shall be affected by notice to the contrary except as required by applicable law.

SECTION 9. Terms of Issuance.

(a) The Fiscal Agent shall ensure that all Notes delivered to and held by it under this Agreement are issued only in authorized denominations and otherwise in accordance with the provisions of this Agreement.

(b) The Fiscal Agent shall be entitled to treat a telephone, telex, SWIFT, pdf or facsimile communication from a person purporting to be (and who the Fiscal Agent, after making reasonable investigation, believes in good faith to be) an Authorized Representative as sufficient instructions and authority of the Bank for the Fiscal Agent to act in accordance with Section 9(a).

(c) Unless otherwise agreed in writing between the Bank and the Fiscal Agent, each Note credited to the Fiscal Agent’s Account following the delivery of a Registered Global Note to a custodian of DTC, in accordance with clause (iv) of Section 5(a), shall be held to the order of the Bank. The Fiscal Agent shall ensure that the principal amount of Notes which any purchaser has agreed to purchase is:

(i) debited from the Fiscal Agent’s Account; and

(ii) credited to the Account of such purchaser;

in each case only upon receipt by the Fiscal Agent on behalf of the Bank of the purchase price due from the relevant purchaser with respect to such Notes.

(d) If on the relevant settlement date the purchaser does not pay the full purchase price due from it with respect to any Note (the “Defaulted Note”) and, as a result, the Defaulted Note remains in the Fiscal Agent’s Account after such settlement date, the Fiscal Agent shall continue to hold the Defaulted Note to the order of the Bank. The Fiscal Agent shall notify the Bank forthwith of the failure of the purchaser to pay the full purchase price due from it with respect to any Defaulted Note and shall subsequently, unless otherwise instructed by the Bank, notify the Bank forthwith upon receipt from the purchaser of the full purchase price with respect to such Defaulted Note.

(e) If the Fiscal Agent pays an amount (the “Advance”) to the Bank on the basis that a payment (the “Payment”) will be received from a purchaser and if the Payment is not received by the Fiscal Agent on the date the Fiscal Agent pays the Bank, the Fiscal Agent shall notify the Bank by tested telex or facsimile transmission that the Payment has not been received and the Bank shall repay to the Fiscal Agent the Advance and shall pay interest on the Advance (or the unreimbursed portion thereof) from (and including) the date such Advance is made to (but excluding) the earlier of repayment of the Advance and receipt by the Fiscal Agent of the Payment (at a rate quoted at that time by the Fiscal Agent as its cost of funding the Advance, such rate not to include provision or allowance for any fees or expenses).

SECTION 10. Payments.

(a) The Fiscal Agent shall advise the Bank, promptly following the Bank’s request but in no event less than five (5) Business Days prior to the date on which any payment is to be made to the Fiscal Agent by the Bank pursuant to this Section 10, of the total amount of any principal of, premium, if any, and interest due on Notes on any Interest Payment Date or any maturity date or date of redemption or repayment; and the Bank shall, not later than 12:00 p.m., local time in New York City, New York, on each date on which any payment with respect to any Notes becomes due, transfer to an account specified by the Fiscal Agent such amount as shall be sufficient for the purposes of such payment in funds settled through such payment system as the Fiscal Agent and the Bank may agree.

(b) The Calculation Agent shall notify the Fiscal Agent promptly after each Interest Determination Date of the rate payable, including appropriate margin, for the period ending with the next quarterly Interest Payment Date (and if any Notes mature prior to such Interest Payment Date, the rate payable, including appropriate margin, for such Notes).

(c) Subject to the Fiscal Agent being satisfied in its sole discretion that payment will be duly made as provided in Section 10(a), the Fiscal Agent shall pay or cause to be paid all amounts due with respect to the Notes on behalf of the Bank in the manner provided in the Notes. If any payment provided for in Section 10(a) is made late but otherwise in accordance with the provisions of this Agreement, the Fiscal Agent shall nevertheless make payments with respect to the Notes as aforesaid following receipt by it of such payment.

(d) If for any reason the Fiscal Agent considers in its sole discretion that the amounts to be received by the Fiscal Agent pursuant to Section 10(a) will be, or the amounts actually received by it pursuant thereto are, insufficient to satisfy all claims with respect to all payments then falling due with respect to the Notes, the Fiscal Agent shall then forthwith notify the Bank of such insufficiency and, until such time as the Fiscal Agent has received the full amount of all such payments, the Fiscal Agent shall not be obliged to pay any such claims.

(e) Without prejudice to Sections 10(c) and (d), if the Fiscal Agent pays any amounts to the Holders at a time when it has not received payment in full with respect to the relevant Notes in accordance with Section 10(a) (the excess of the amounts so paid over the amounts so received being the “Shortfall”), the Bank shall, in addition to paying amounts due under Section 10(a), pay to the Fiscal Agent on demand interest (at a rate which represents the Fiscal Agent’s cost of funding the Shortfall) on the Shortfall arising from payments due on Notes (or the unreimbursed portion thereof) until the receipt in full by the Fiscal Agent of the Shortfall. The Fiscal Agent shall notify the Bank, as soon as possible but in no event later than 2:00 p.m., local time in New York City, New York, on the Business Day following the day on which a payment was due on a Note, by tested telex, pdf or facsimile transmission, that it has not received such payment, it being understood that the Bank shall have the right to make such payment subsequently with good value as of such Business Day.

SECTION 11. Withholding or Deduction.

(a) The Fiscal Agent, on its own behalf and on behalf of the Bank, will comply with all applicable certification, information reporting and withholding (including “backup” withholding) requirements imposed by applicable tax laws, regulations or administrative practice with respect to (i) any payments made with respect to the Notes or (ii) the issuance, delivery, holding, transfer, redemption or exercise of rights under the Notes. Such compliance shall include, without limitation, the preparation and timely filing of required returns and the timely payment of all amounts required to be withheld to the appropriate taxing authority or its designated agent.

(b) If the Bank is, with respect to any payments, compelled to withhold or deduct any amount for or on account of taxes, duties, assessments or governmental charges as specifically contemplated under the terms of the Notes, the Bank shall give notice thereof to the Fiscal Agent as soon as it becomes aware of the requirement to make such withholding or deduction and shall give to the Fiscal Agent such information as it shall require to enable it to comply with such requirement. The Fiscal Agent shall comply with any direction received from the Bank with respect to the application of such requirements to particular payments or Holders or in other particular circumstances, and may for purposes of this Agreement rely on any such direction in accordance with the provisions of Section 22(e) hereof.

(c) The Fiscal Agent shall maintain all appropriate records documenting compliance with such requirements, and shall make such records available on request to the Bank or to its authorized representatives.

(d) Holders shall not be obligated to make payments to the Fiscal Agent of certain charges and expenses, except as provided in Section 18.

SECTION 12. Redemption of Notes.

(a) On January 15, 2015, and on any Business Day occurring thereafter, the Bank may, at its option, redeem the Notes, in whole or in part, in a minimum amount of $250,000 and integral multiples of $1,000 in excess thereof, upon not more than fifteen (15) Business Days’, nor less than five (5) Business Days’, notice to the Fiscal Agent. For the avoidance of doubt, in the case of any redemption described in this paragraph, the Bank has the right to (i) redeem all or a portion of the Notes for which an election to extend was not received without redeeming any Notes subject to extensions, (ii) redeem all or a portion of the Notes subject to extensions without redeeming any Notes for which an election to extend was not received or (iii) redeem all or a portion of the Notes for which a particular election to extend was not received (and with a particular maturity date) without redeeming any Notes for which a different election to extend was not received (and therefore with a different maturity date).

(b) On any Interest Payment Date, the Bank may, at its option, redeem any Notes, in whole or in part, for which an election to extend the maturity was not received, in a minimum amount of $250,000 and integral multiples of $1,000 in excess thereof, upon not more than fifteen (15) Business Days’, nor less than five (5) Business Days’, notice to the Fiscal Agent.

(c) If any Notes are to be redeemed prior to their stated maturity date in accordance with their terms, the Bank shall notify the Fiscal Agent not more than fifteen (15) nor less than five (5) Business Days prior to the relevant Optional Redemption Date of the Bank’s election to redeem such Notes in whole or in part on such Optional Redemption Date; provided that any amount to be redeemed shall be in a minimum amount of U.S. $250,000 and integral multiples of U.S. $1,000 in excess thereof; and provided, further, that the remaining principal amount of Notes redeemed in part shall be at least U.S. $250,000 or integral multiples of U.S. $1,000 in excess thereof.

(d) If (i) in the case of any redemption of Notes, on or after January 15, 2015, as described in clause (a) above, less than all of the Notes are to be redeemed, or (ii) in the case of any redemption of Notes for which an election to extend was not received, as described in clause (b) above, less than all of the Notes for which an election to extend the maturity date was not received are to be redeemed, then, in the case of both clauses (i) and (ii), the Notes to be redeemed shall be selected as follows: (A) in the case of Notes held in book entry form, in accordance with DTC’s then approved procedures or (B) in the case of Notes that are not held in book entry form by the Fiscal Agent by lot, pro rata, or by any other method that the Fiscal Agent considers fair and appropriate. For the avoidance of doubt, in the case of any redemption described in clause (a) above, the Bank has the right to (1) redeem all or a portion of the Notes for which an election to extend was not received without redeeming any notes subject to extensions, (2) redeem all or a portion of the Notes subject to extensions without redeeming any Notes for which an election to extend was not received or (3) redeem all or a portion of the notes for which a particular election to extend was not received (and with a particular maturity date) without redeeming any notes for which a different election to extend was not received (and therefore with a different maturity date). Such selection shall occur upon receipt of the relevant notice of redemption by DTC or the Fiscal Agent, as applicable, but in no event less than two (2) Business Days before the Optional Redemption Date.

(e) Notice of redemption shall be given by the Fiscal Agent, at the Bank’s expense, to each Holder of a Note to be redeemed promptly (but in no event less than two (2) Business Days prior to the applicable Optional Redemption Date). Notices in respect of Notes to be redeemed shall be given in accordance with Section 12. All notices of redemption shall be in the form of Exhibit E hereto and shall set forth the following information:

(i) the relevant Optional Redemption Date;

(ii) the applicable Redemption Price;

(iii) the identification (and, in the case of a partial redemption, the serial number and principal amount) of the Note to be redeemed;

(iv) in the case of a partial redemption, the Holder will receive, without charge, upon the surrender of the Note to be redeemed, a new certificate representing an authorized denomination of the principal amount of the Note remaining unredeemed;

(v) on the relevant Optional Redemption Date, the Redemption Price shall become due and payable upon the Note to be redeemed and that interest thereon shall cease to accrue on and after the relevant Optional Redemption Date

(vi) the place or places where each applicable certificate or certificates representing the applicable Note is to be surrendered for the payment of the Redemption Price together with any unpaid interest thereon to the relevant Optional Redemption Date; and

(vii) the CUSIP number of any Note or portion of the applicable Note to be redeemed.

For the avoidance of doubt, the Fiscal Agent shall give or cause to be given the notice of redemption (as described in this Section 12) to the record holders of the Notes to be redeemed, for publication to the applicable Owners via DTC’s applicable Legal Notice System (currently, Redemptionnotifications@dtcc.com), in accordance with and subject to Section 14(b).

(f) Notice of redemption having been given as described above, the Notes to be so redeemed shall, on the Optional Redemption Date, become due and payable at the Redemption Price, and on and after such date such Notes shall cease to bear interest. Upon surrender of any such Notes for redemption in accordance with such notice, the Fiscal Agent shall pay or cause to be paid such Notes at the Redemption Price.

(g) Any Note which is to be redeemed only in part shall be surrendered to the Fiscal Agent, and the Fiscal Agent shall complete, authenticate and deliver to a Holder of such Note, without service charge, a new Note, of any authorized denomination as requested by such Holder, in an aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Note so surrendered.

SECTION 13. Filing Proofs and Other Information from Holders.

Any Holder may be required from time to time to file such proof of residence, or other matters or other information, to execute such certificates and to make such representations and warranties as the Fiscal Agent or the Bank may reasonably deem necessary or proper. The Fiscal Agent or the Bank may withhold the delivery, or delay the registration of transfer or redemption, of any Note or the distribution of any interest payments or the sale of any rights or of the proceeds thereof until such proof or other information is filed or such certificates are executed or such representations and warranties are made.

SECTION 14. Notices to Holders and Owners.

(a) Unless otherwise provided in this Agreement or the Notes:

(i) On behalf of and at the request and expense of the Bank, the Fiscal Agent shall give all notices required to be given by the Bank in accordance with the Notes.

(ii) All notices with respect to Notes shall be sufficiently given if in writing and mailed by first-class mail (postage prepaid), to each Holder’s postal address appearing in the Note Register. If any communication is mailed in the manner provided in the preceding sentence in the time period prescribed, it will be deemed duly given, whether or not the addressee receives it. In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice of any event to Holders of Notes when said notice is required to be given pursuant to any provision of the Agreement or of the Notes, then any manner of giving such notice as shall be satisfactory to the Fiscal Agent shall be deemed to be a sufficient giving of such Notice.

(b) Notices to Holders of Notes who hold a beneficial interest in a Registered Global Note may be given by delivery of the relevant notice to DTC or its successor in accordance with the arrangements of its clearing systems then in effect with respect to such notices.

SECTION 15. Cancelation of Notes.

(a) All Notes that are redeemed or repaid shall be canceled by the Fiscal Agent. All Notes that are purchased by or on behalf of the Bank may, at the election of the Bank, be canceled by the Bank. Where any Notes are purchased and canceled as aforesaid, the Bank shall ensure that all relevant details are promptly given to the Fiscal Agent and that all Notes so canceled are delivered to the Fiscal Agent.

(b) A certificate stating:

(i) the aggregate principal amount of Notes that have been redeemed and the aggregate amount paid in respect thereof;

(ii) the number of Notes canceled; and

(iii) the aggregate amount paid with respect to interest on the Notes,

shall be given to the Bank by the Fiscal Agent as soon as reasonably practicable and in any event within one (1) month after the date of such repayment, redemption, payment or exchange, as the case may be.

(c) Subject to being duly notified in due time, the Fiscal Agent shall give a certificate to the Bank, within one (1) month of the date of purchase and cancelation of Notes as aforesaid, stating:

(i) the principal amount of Notes so purchased and canceled; and

(ii) the serial numbers of such Notes.

(d) The Fiscal Agent shall dispose of (in accordance with its customary procedures) all canceled Notes and, forthwith upon disposition, furnish the Bank with a certificate of the serial numbers of the Notes so disposed of.

(e) Without prejudice to the obligations of the Fiscal Agent pursuant to this Section 15, the Fiscal Agent shall keep a full and complete record of all Notes and of all replacement Notes issued in substitution for mutilated, defaced, destroyed, lost or stolen Notes. The Fiscal Agent shall at all reasonable times make such record available to the Bank and any person authorized by any of them for inspection and for the taking of copies thereof or extracts therefrom.

(f) All records and certificates made or given pursuant to this Section 15 and Section 16 shall make a distinction between Notes, as appropriate.

SECTION 16. Issuance of Replacement Notes.

(a) The Bank will cause a sufficient quantity of additional forms of Notes to be available, upon request, to the Fiscal Agent at its specified office for the purpose of issuing replacement Notes as provided below.

(b) The Fiscal Agent will, subject to and in accordance with the terms of the Notes and the following provisions of this Section 16, cause to be delivered any replacement Notes in place of Notes which have been lost, stolen, mutilated, defaced or destroyed.

(c) The Fiscal Agent shall not issue any replacement Note pursuant to Section 16(b) unless and until the applicant therefor shall have:

(i) paid such costs as may be incurred in connection therewith (including all reasonable fees, charges and expenses of the Fiscal Agent);

(ii) furnished it with such evidence (including evidence as to the serial number of such Note) and indemnity or bond (which may include a medallion guarantee) as the Bank and the Fiscal Agent may reasonably require;

(iii) furnished it with an affidavit reasonably satisfactory to the Fiscal Agent;

(iv) in the case of any mutilated or defaced Note, surrendered the same to the Fiscal Agent; and

(v) complied with such other reasonable regulations and pay such other reasonable charges as the Fiscal Agent may prescribe and as required by Section 8-405 of the Uniform Commercial Code in effect in the State of New York.

(d) The Fiscal Agent shall cancel any mutilated or defaced Notes with respect to which replacement Notes have been issued pursuant to this Section 16 and shall furnish the Bank with a certificate stating the serial numbers of the Notes so canceled and, unless otherwise instructed by the Bank in writing, shall dispose of (in accordance with its customary procedures) such canceled Notes and furnish the Bank with a disposition certificate containing the information specified in Section 15(c).

(e) The Fiscal Agent shall, on issuing any replacement Note, forthwith inform the Bank of the serial number of such replacement Note issued and (if known) of the serial number of the Note in place of which such replacement Note has been issued.

(f) The Fiscal Agent shall keep a full and complete record of all replacement Notes issued and shall make such record available at all reasonable times to the Bank and any persons authorized by the Bank for inspection and for the taking of copies thereof or extracts therefrom.

SECTION 17. Copies of This Agreement and the Offering Circular Available for Inspection.

The Fiscal Agent shall, for as long as any Note remains Outstanding, hold copies of this Agreement and the Offering Circular available for inspection. For this purpose, the Bank shall furnish the Fiscal Agent with sufficient copies of each such document.

SECTION 18. Commissions and Expenses.

(a) The Bank shall pay to the Fiscal Agent such fees and commissions as the Bank and the Fiscal Agent may separately agree from time to time with respect to the services of the Fiscal Agent, together with any reasonable and properly documented expenses (including applicable taxes and all legal, printing and postage expenses) incurred by the Fiscal Agent in connection with said services. Nothing in this Agreement shall obligate the Fiscal Agent to take any action which would involve any such expenses unless it is satisfied that it will be reimbursed therefor within a reasonable time.

(b) The Bank shall pay all transfer and other taxes and governmental charges arising solely from the existence of these agency arrangements. All other transfer and other taxes and governmental charges shall be at the expense of the Holders. If, at the written request of a Holder, the Fiscal Agent incurs charges or expenses for which the Bank is not otherwise liable hereunder, such Holder will be liable for such charges and expenses.

(c) The provisions of this Section 18 shall survive the termination or expiration of this Agreement.

SECTION 19. Covenants of the Bank.

(a) Payment of Principal and Interest. The Bank covenants and agrees for the benefit of the Holders that it shall duly and punctually pay the principal of and interest on the Notes in accordance with the terms of the Notes and this Agreement.

(b) Maintenance of Office or Agency. The Bank shall maintain in Boston, Massachusetts an office or agency where Notes may be presented or surrendered for payment, and demands to or upon the Bank in respect of the Notes and this Agreement may be served. The Bank shall give prompt written notice to the Fiscal Agent of the location, and any change in the location, of any such office or agency. If at any time the Bank shall fail to maintain any such required office or agency or it shall fail to furnish the Fiscal Agent with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Fiscal Agent and the Bank hereby appoints the Fiscal Agent its agent to receive all such presentations, surrenders, notices and demands.

The Bank may also from time to time designate one or more other offices or agencies, in or outside Boston, Massachusetts, where the Notes may be presented or surrendered for any or all such purposes, and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Bank of its obligation to maintain an office or agency in Boston, Massachusetts for such purposes with respect to the Notes. The Bank shall give prompt written notice to the Fiscal Agent of any such designation and any change in the location of any such other office or agency.

(c) Money for Notes Payments to Be Held in Trust by the Bank. Subject to Section 21, if the Bank shall at any time act as its own paying agent with respect to the Notes, it will, on or before each due date of the principal of or interest on the Notes, segregate and hold in trust for the benefit of the persons entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such persons or otherwise disposed of as herein provided, and shall promptly notify the Fiscal Agent in writing of its action or failure so to act.

(d) Officers’ Certificate as to Default.

(i) The Bank shall deliver to the Fiscal Agent, on or before a date not more than 120 days after the end of each fiscal year of the Bank (which, on the date hereof, is the calendar year) ending after the date hereof, a certificate executed by an officer of the Bank, one of the signers of which shall be the principal executive officer, principal financial officer or principal accounting officer of the Bank, stating whether or not to the best knowledge of the signers thereof the Bank is in default in the performance and observance of any of the terms, provisions and conditions of this Agreement or the Notes, and, if the Bank shall be in default, specifying all such defaults and the nature thereof of which they may have knowledge.

(ii) The Bank shall deliver to the Fiscal Agent, as soon as possible and in any event within five (5) days after the Bank becomes aware of the occurrence of any Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, or a default in the performance of any of its obligations hereunder, a certificate executed by an officer of the Bank setting forth the details of such Event of Default or default and the action which the Bank proposes to take with respect thereto.

SECTION 20. Indemnity.

(a) The Bank shall indemnify and hold harmless the Fiscal Agent against any losses, liabilities, costs, claims, actions, demands or expenses (including, but not limited to, all reasonable costs, charges and expenses paid or incurred in disputing or defending any of the foregoing but excluding loss of profits) which the Fiscal Agent may incur or which may be made against the Fiscal Agent as a result of or in connection with the Fiscal Agent’s appointment by the Bank or the exercise of the Fiscal Agent’s powers and duties hereunder, except such as may result from the Fiscal Agent’s willful misconduct, gross negligence, bad faith or fraud or that of the Fiscal Agent’s officers, directors or employees or the material breach by the Fiscal Agent of any provision of this Agreement.

(b) The Fiscal Agent shall indemnify and hold harmless the Bank against any losses, liabilities, costs, claims, actions, demands or expenses (including but not limited to, all reasonable costs, legal fees, charges and expenses paid or incurred in disputing or defending any of the foregoing but excluding loss of profits) which the Bank may incur or which may be made against the Bank if it is determined in a court of competent jurisdiction in a final non-appealable order that the Fiscal Agent, or its officers, directors or employees, acted with willful misconduct, gross negligence, bad faith or fraud or materially breached any provision of this Agreement.

(c) Promptly following becoming aware of circumstances that might give rise to a claim for indemnification under this Agreement, a party seeking indemnification hereunder (the “Indemnified Party”) shall notify the other party (the “Indemnifying Party”) of the relevant claim; provided that failure to so notify shall not affect the Indemnified Party’s right to indemnification hereunder, except to the extent the Indemnifying Party is materially prejudiced thereby. The Indemnifying Party shall, at its own expense, be entitled to control and direct the investigation and defense of any claim, and shall have the right to settle any such claim without the consent of the Indemnified Party; provided that such settlement (i) fully releases the Indemnified Party from any liability and provides no admission of wrongdoing, and (ii) does not subject the Indemnified Party to any additional obligation, whether financial or otherwise. In the event that any such settlement does not meet the requirements of clauses (i) and (ii) above, then the Indemnified Party must consent to such settlement in writing, which consent shall not be unreasonably withheld, conditioned or delayed. The Indemnified Party shall provide reasonable assistance to the Indemnifying Party in connection with the Indemnifying Party’s defense of a claim. The Indemnified Party shall have the right to employ a single separate counsel in any such action or proceeding and participate in the investigation and defense thereof at its own expense, provided, however, that, the Indemnifying Party shall pay the reasonable fees and expenses of such separate counsel if and only if a conflict of interest exists by reason of common representation

(d) The provisions of this Section 20 shall survive the termination or expiration of this Agreement.

SECTION 21. Repayment by the Fiscal Agent.

The Fiscal Agent shall promptly repay to the Bank sums equivalent to any amounts paid by the Bank to the Fiscal Agent for the payment of principal (and premium, if any) or interest with respect to any Notes remaining unclaimed at the end of two (2) years after the principal of such Notes shall have become due and payable (whether at the stated maturity date or otherwise) and moneys sufficient therefor shall have been duly made available for payment; and any such amounts held for such period by the Bank in trust in accordance with Section 19(c) for such purpose shall be discharged from such trust of the Bank; provided that there is not any outstanding, bona fide and proper claim with respect to such amounts. Upon such repayment or discharge from trust, as applicable, all liability of the Fiscal Agent with respect to such funds, and all liability of the Bank as trustee thereof, respectively, shall thereupon cease, and any Holder shall thereafter look only to the Bank for payment thereof.

SECTION 22. Conditions of Appointment.

(a) The Fiscal Agent shall be entitled to deal with money paid to it by the Bank for the purpose of this Agreement in the same manner as other money paid to a banker by its customers except:

(i) that it shall not exercise any right of setoff, lien or similar claim in respect thereof;

(ii) as provided in Section 22(b) below; and

(iii) that it shall not be liable to account to the Bank for any interest thereon except as otherwise agreed in writing between the Bank and the Fiscal Agent.

(b) In acting hereunder and in connection with the Notes, the Fiscal Agent shall act solely as the agent of the Bank and will not thereby assume any obligations towards or relationship of agency or trust for or with any of the Owners or Holders of the Notes, except that all funds held by the Fiscal Agent for payment to the Holders shall be held in trust and applied as set forth herein, but need not be segregated from other funds except as required by law.

(c) The Fiscal Agent hereby undertakes to the Bank to perform such obligations and duties, and shall be obligated to perform such duties and only such duties, as are specifically set forth herein and in the Notes, and no implied duties or obligations shall be read into this Agreement or the Notes against the Fiscal Agent.

(d) The Fiscal Agent may consult with legal and other professional advisers of its selection and the written opinion of such advisers, rendered in good faith, shall be full and complete protection with respect to any action taken, omitted or suffered hereunder in good faith and in accordance with the opinion of such advisers.

(e) The Fiscal Agent shall be protected and shall incur no liability for or with respect to any action taken, omitted or suffered in reliance upon any instruction, request or order from the Bank or any notice, resolution, direction, consent, certificate, affidavit, statement, cable, telex or other paper or document which it reasonably believes to be genuine and to have been delivered, signed or sent by an Authorized Representative.

(f) The Fiscal Agent may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

(g) Other than as a result of fraud for which there shall be no limitation, in no event shall the Fiscal Agent be responsible or liable for special or punitive loss or damage of any kind whatsoever (including, but not limited to, loss of profit) arising out of a breach by the Fiscal Agent of any provision of this Agreement, irrespective of whether the Fiscal Agent has been advised of the likelihood of such loss or damage and regardless of the form of action. Other than as a result of fraud for which there shall be no limitation, in no event shall the Bank be responsible or liable for special or punitive loss or damage of any kind whatsoever (including, but not limited to, loss of profit) arising out of a breach by the Bank of any provision of this Agreement, irrespective of whether the Bank has been advised of the likelihood of such loss or damage and regardless of the form of action.

(h) The Fiscal Agent and its officers, directors and employees may become the Owner of, or acquire any interest in, any Notes, and shall have the same rights that it or he would have if the Fiscal Agent were not appointed hereunder, and may engage or be interested in any financial or other transaction with the Bank and may act on, or as depositary, trustee or agent for, any committee or body of Holders or in connection with any other obligations of the Bank as freely as if the Fiscal Agent were not appointed hereunder.

SECTION 23. Changes in Fiscal Agent.

(a) The parties agree that, until no Note is Outstanding or until moneys for the payment of all amounts with respect to all Outstanding Notes have been made available to the Fiscal Agent, there will at all times be a Fiscal Agent.

(b) The following provisions shall govern the effectiveness of the resignation of the Fiscal Agent and of the variation, termination, appointment or change of Fiscal Agent:

(i) The Fiscal Agent may (subject to the provisions of Section 23(d)) at any time resign as Fiscal Agent by giving written notice to the Bank of such intention on its part, specifying the date on which its desired resignation shall become effective; provided that such date shall never be less than three (3) months after the receipt of such notice by the Bank unless the Bank agrees to accept less notice.

(ii) Any variation, termination, appointment or change of Fiscal Agent shall only take effect (other than in the case of insolvency, when it shall be of immediate effect) after not less than 30 nor more than 45 days prior notice thereof shall have been given to the Holders in accordance with Section 14; provided that no such variation, termination, appointment or change shall take effect (except in the case of insolvency) within 15 days before or after any Interest Payment Date.

(c) The Fiscal Agent may (subject to the provisions of Section 23(d)) be removed at any time by the filing with it of an instrument in writing signed on behalf of the Bank specifying such removal and the date when it shall become effective.

(d) Any resignation under Section 23(b) or removal under Section 23(c) shall only take effect upon the appointment by the Bank of a successor Fiscal Agent and (other than in cases of insolvency of the Fiscal Agent) on the expiration of the notice to be given under Section 23(b). If, by the day falling 10 days before the expiration of any notice under Section 23(b), the Bank has not appointed a successor Fiscal Agent, then the Fiscal Agent shall be entitled, on behalf of the Bank, to appoint as a successor Fiscal Agent in its place such reputable financial institution of good standing as it may reasonably determine to be capable of performing the duties of the Fiscal Agent hereunder.

(e) In case at any time the Fiscal Agent resigns, or is removed, or becomes incapable of action or is adjudged bankrupt or insolvent, or files a voluntary petition in bankruptcy or makes an assignment for the benefit of its creditors or consents to the appointment of an administrator, liquidator or administrative or other receiver of all or a substantial part of its property, or if an administrator, liquidator or administrative or other receiver of it or all or a substantial part of its property is appointed, or it admits in writing its inability to pay or meet its debts as they become due, or if an order of any court is entered approving any petition filed by or against it under the provisions of any applicable bankruptcy or insolvency law or if any officer takes charge or control of it or of its property or affairs for the purpose of rehabilitation, administration or liquidation, a successor Fiscal Agent may be appointed by the Bank by an instrument in writing filed with the successor Fiscal Agent. Upon the appointment as aforesaid of a successor Fiscal Agent and acceptance by the latter of such appointment, the Fiscal Agent so superseded shall cease to be the Fiscal Agent hereunder.

(f) Upon its resignation or removal becoming effective, the Fiscal Agent:

(i) shall forthwith transfer all moneys held and all records kept by it hereunder to the successor Fiscal Agent hereunder; and

(ii) shall be entitled to the payment by the Bank of its commissions and fees for the services theretofore rendered hereunder in accordance with the terms of Section 18 and to the reimbursement of all reasonable and properly documented out-of-pocket expenses (including legal fees and together with any applicable value added tax or similar tax thereon) incurred in connection therewith.

(g) Upon its appointment becoming effective, a successor Fiscal Agent shall, without further act, deed or conveyance, become vested with all the authority, rights, powers, trust, immunities, duties and obligations of such predecessor with like effect as if originally named as Fiscal Agent hereunder.

SECTION 24. Merger and Consolidation.

(a) Any entity into which the Fiscal Agent may be merged, or any entity with which the Fiscal Agent may be consolidated, or any entity resulting from any merger or consolidation to which the Fiscal Agent may be a party, or any entity to which the Fiscal Agent may sell or otherwise transfer all or substantially all the assets of the Fiscal Agent, shall, on the date when such merger, consolidation or transfer becomes effective and to the extent permitted by any applicable laws, become the successor Fiscal Agent under this Agreement without the execution or filing of any paper or any further act on the part of the parties hereto, unless otherwise required by the Bank, and after the said effective date all references in this Agreement to the Fiscal Agent shall be deemed to be references to such corporation. Notice of any such merger, consolidation or transfer shall forthwith be given to the Bank by the Fiscal Agent.

(b) The Bank shall not consolidate with or merge into any other corporation, bank or other legal entity (collectively, a “corporation”) or sell, convey, transfer or lease all or substantially all of its properties and assets to any Person (each, a “Corporate Transaction”), unless:

(i) the corporation formed by such consolidation or into which the Bank is merged or the Person which acquires by sale, conveyance or transfer, or which leases, all or substantially all of the properties and assets of the Bank is a corporation organized and existing under the laws of the United States of America, any political subdivision thereof or any State thereof and expressly assumes, by supplemental agreement hereto, executed and delivered to the Fiscal Agent, in form satisfactory to the Fiscal Agent, the due and punctual payment of the principal of and interest on the Notes and the performance of every covenant of this Agreement to be performed or observed by Bank, by the Person formed by such consolidation or into which the Bank shall have been merged or by the Person which shall have acquired the Bank’s assets;

(ii) immediately after giving effect to such Corporate Transaction no default by the Bank in the performance or observance of any of the terms of the Notes or this Agreement has occurred; and

(iii) the Bank has delivered to the Fiscal Agent a certificate executed by an officer of the Bank and a written opinion of counsel (who may be counsel for the Bank), each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental agreement comply with this Section and that all conditions precedent herein have provided for relating to such transaction have been met.

(c) Upon any consolidation of the Bank with, or merger of the Bank into, any other corporation or any conveyance, transfer or lease of all or substantially all of the properties and assets of the Bank in accordance with Section 24(b), the successor Person formed by such consolidation or into which the Bank is merged or to which such sale, conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Bank under this Agreement with the same effect as if such successor Person had been named as the Bank herein, and thereafter, except in the case of a lease, the Bank shall be relieved of all obligations and covenants under this Agreement and the Notes. In case of any such consolidation, merger, sale, lease or conveyance, such changes in phraseology and form (but not in substance) may be made in the Notes thereafter to be issued as may be appropriate.

SECTION 25. Notifications of Resignations, Appointments and Terminations.

Following receipt of notice of resignation from the Fiscal Agent and forthwith upon appointing a successor Fiscal Agent or on giving notice to terminate the appointment of any Fiscal Agent, the Bank shall give or cause to be given not more than 45 days nor less than 30 days’ notice thereof to the Holders in accordance with Sections 14 and 27.

SECTION 26. Change of Specified Office.

If the Fiscal Agent determines to change its specified office it shall give to the Bank written notice of such determination giving the address of the new specified office which shall be in the same city and stating the date on which such change is to take effect, which shall not be less than 45 days thereafter. The Fiscal Agent (on behalf of the Bank) shall within 15 days of receipt of such notice (unless the appointment of the Fiscal Agent is to terminate pursuant to Section 23 on or prior to the date of such change) give or cause to be given not more than 45 days nor less than 30 days’ notice thereof to the Holders in accordance with Sections 14 and 27.

SECTION 27. Notices.

Any notice or communication given hereunder shall be sufficiently given or served:

(a) if delivered in person to the relevant address specified on the signature page hereof or such other address as may be specified by the parties and, if so delivered, shall be deemed to have been delivered at time of receipt;

(b) if sent by facsimile transmission or telex to the relevant number specified on the signature page hereof or such other number as may be specified by the parties and, if so sent, shall be deemed to have been delivered upon transmission provided such transmission is confirmed by the answer back of the recipient (in the case of telex) or when an acknowledgment of receipt is received (in the case of facsimile transmission).

(c) Any notice or demand which by any provision of this Agreement is required or permitted to be given or served by the Fiscal Agent or by the Holders of Notes to or on the Bank may be given or served by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein) addressed (until another address of the Bank is filed by the Bank with the Fiscal Agent) to State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, Attn: Executive Vice President and Treasurer. Any notice, direction, request or demand by the Bank or any Holder of Notes to or upon the Fiscal Agent shall be deemed to have been sufficiently given or made, for all purposes, if given or made at U.S. Bank National Association, 100 Wall Street, Suite 1600, New York, New York 10005, Attn: Corporate Trust Services.

In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice to the Bank when such notice is required to be given pursuant to any provision of this Agreement, then any manner of giving such notice as shall be satisfactory to the Bank shall be deemed to be a sufficient giving of such notice.

Neither the failure to give notice, nor any defect in any notice so given, to any particular Holder of a Note shall affect the sufficiency of such notice with respect to other Holders of Notes given as provided above.

(d) Where this Agreement provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Fiscal Agent, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

SECTION 28. Taxes and Stamp Duties.

The Bank agrees to pay any and all stamp and other documentary taxes or duties (other than any interest or penalties arising as a result of a failure by any other person to account promptly to the relevant authorities for any such duties or taxes after such person shall have received from the Bank the full amount payable in respect thereof) which may be payable by the Fiscal Agent in connection with the execution, delivery, performance and enforcement of this Agreement.

SECTION 29. Amendments; Meetings of Holders.

(a) Subject to clauses (b) and (c) of this Section 29, this Agreement may be amended with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes then outstanding (including consents obtained in connection with a tender offer or exchange offer for such Notes).

(b) Notwithstanding Section 29(a), approval by the Holders of the Notes is not required where amendments or supplements to the Agreement are limited to:

(i) curing any ambiguity, or curing, correcting or supplementing any defective provision;

(ii) adding or changing any terms of this Agreement or the Notes to conform the terms of the Agreement or the Notes to the description of the Notes in the Offering Circular; or

(iii) modifying the Agreement or the Notes in any manner determined by the Bank and the Fiscal Agent to be consistent with the Notes and not adverse to the interest of any Holder of the Notes.

(c) In addition, notwithstanding Section 29(a) and Section 29(b), without the consent of the Holder of each Outstanding Note affected thereby, no amendment to this agreement shall:

(i) reduce the principal amount of or extend the maturity of such Holder’s Note (other than as contemplated by the terms of the Notes);

(ii) reduce the rate of or extend the time for payment of interest on such Holder’s Note, or reduce any amount payable on redemption thereof;

(iii) make the principal of any Note or interest thereon payable in any currency other than that provided in the Notes or in accordance with the terms thereof;

(iv) impair the right of any Holder to receive payment of principal of and interest on such Holder’s Note on or after the due dates therefor or to institute suit for the enforcement of any payment on or with respect to such Holder’s Notes;

(v) modify any of the provisions of this Section 29 except to increase any required percentage or to provide that certain other provisions cannot be modified or waived without the consent of the Holder of each Note so affected; or

(vi) reduce the aforesaid percentages of Notes, the consent of the Holders of which is required for any modification, amendment or waiver of compliance with certain provisions of this Agreement or certain defaults hereunder and their consequences provided for in this Agreement.

With respect to amendments that require the consent of the Holders of Notes in accordance with Sections (a) and (c) of this Section 29, it will not be necessary for the consent of the Holders to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.

After an amendment under this Section 29 becomes effective, the Bank shall mail to the Holders a notice briefly describing such amendment. The failure to give such notice to all Holders, or any defect therein, shall not impair or affect the validity of an amendment under this Section.

(d) A meeting of Holders may be called at any time and from time to time to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement or the Notes to be made, given or taken by Holders.

(i) Any resolution presented at a meeting or reconvened meeting at which a quorum (as described in Section 29(g) below) is present may be adopted by the affirmative vote of the Holders of a majority in principal amount of the Notes at the time Outstanding.

(ii) Any resolution with respect to any demand, consent, waiver or other action which may be made, given or taken by the Holders of a specified percentage (which is less than a majority) in principal amount of the Outstanding Notes may be adopted at a meeting or adjourned meeting at which a quorum (as described in Section 29(g) below) is present by the affirmative vote of the Holders of the specified percentage in principal amount of the Notes at the time Outstanding.

(iii) Any resolution passed or decision taken at any meeting of Holders of Notes duly held in accordance with this Section 29 shall be binding on all Holders.

(e) In addition, if requested by the Fiscal Agent, the Bank or the Holders of at least ten percent (10%) in principal amount of the Notes at the time Outstanding, the Fiscal Agent shall call a meeting of Holders for any purpose specified in Section 29(d) to be held at such time and at such place in New York City, New York or Boston, Massachusetts as the Bank shall determine. Notice of every meeting of Holders, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given by the Fiscal Agent on behalf of the Bank to the Holders, in the same manner as provided in Section 14, not less than 21 nor more than 180 days prior to the date fixed for the meeting. If at any time the Fiscal Agent, the Bank or the Holders of at least ten percent (10%) in principal amount of the Notes at the time Outstanding shall have requested the Fiscal Agent to call a meeting of the Holders to take any action authorized in Section 29(d), by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Fiscal Agent shall not have given notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then either the Holders of Notes in the amount above specified or the Bank, depending in each case on which party submitted the original request for such meeting, may determine the time and the place in New York City, New York or Boston, Massachusetts for such meeting and may call such meeting by giving notice thereof as provided in this Section 29(e).

(f) To be entitled to vote at any meeting of Holders, a person shall be a Holder of Outstanding Notes at the time of such meeting, or a person appointed by an instrument in writing as proxy for such Holder.

(g) The persons entitled to vote a majority in principal amount of the Notes at the time Outstanding shall constitute a quorum. In the absence of a quorum, within thirty (30) minutes of the time appointed for any such meeting, the meeting may be adjourned for a period of not less than ten (10) days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than ten (10) days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 14, except that such notice need be given not less than five (5) days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage of the principal amount of the Outstanding Notes which shall constitute a quorum, as set forth below.

At the reconvening of any meeting adjourned for a lack of a quorum, the persons entitled to vote a majority in principal amount of the Notes at the time Outstanding shall constitute a quorum for the taking of any action set forth in the notice of the original meeting. Any meeting of Holders at which a quorum is present may be adjourned from time to time by vote of a majority in aggregate principal amount of the Notes at the time Outstanding represented at the meeting, and the meeting may be held as so adjourned without further notice. At a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid, any resolution and all matters shall be effectively passed and decided if passed or decided by the persons entitled to vote a majority in aggregate principal amount of the Notes at the time Outstanding represented and voting at such meeting; provided that such amount approving such resolution shall be not less than a majority in principal amount of the Notes at the time Outstanding.

(h) Any action required or permitted to be taken at any meeting may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by persons entitled to vote a majority in principal amount of the Notes at the time Outstanding.

(i) The Fiscal Agent may make such reasonable regulations as it may deem advisable for any meeting of Holders in regard to proof of the holding of Notes and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. The Fiscal Agent shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Bank or Holders as provided above, in which case the Bank or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the persons entitled to vote a majority in principal amount of the Notes at the time Outstanding represented at the meeting. The chairman of the meeting shall have no right to vote, except as a Holder of Notes or proxy. A record of the proceedings of each meeting of Holders shall be prepared, and one such copy shall be delivered to the Bank and another to the Fiscal Agent to be preserved by the Fiscal Agent.

SECTION 30. Corporate Existence and Authority of the Fiscal Agent.

(a) This Agreement has been duly authorized, executed and delivered by the Fiscal Agent and constitutes a legal, valid and binding obligation of the Fiscal Agent, enforceable against the Fiscal Agent in accordance with its terms. The Fiscal Agent hereby represents and warrants that it:

(i) has been duly incorporated and is validly existing as a national banking association in good standing under the laws of the jurisdiction of its formation;

(ii) has full corporate power and authority and possesses all governmental or other franchises, licenses, permits, authorizations and approvals necessary to enable it to own, lease or otherwise hold its properties and assets and to carry on its business as presently conducted;

(iii) has been duly qualified as a foreign entity for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and

(iv) has its principal office in the United States of America and has a combined capital and surplus, along with its affiliates, of at least U.S. $150,000,000.

(b) The Fiscal Agent hereby agrees:

(i) to perform its obligations under this Agreement with the diligent care of a professional provider of such services, in a timely manner and in conformance with all applicable laws, rules and regulations; and

(ii) to promptly inform the Bank in the event that any of the statements in this Section 30 cease to be true and complete in all material respects.

SECTION 31. Events of Default.

(a) The occurrence of the following shall constitute events of default with respect to the Notes (each, an “Event of Default”):

(i) failure by the Bank to pay interest on the Notes for thirty (30) days after the payment is due;

(ii) failure by the Bank to pay the principal of the Notes when due;

(iii) failure by the Bank to perform any obligation contained in this Agreement for the benefit of the Notes, which continues for ninety (90) days after there has been given written notice to the Bank by the Fiscal Agent at the direction of the Holders of at least 25% in principal amount of the Outstanding Notes, such written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder;

(iv) the entry of a decree or order for relief in respect of the Bank, by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian sequestrator (or other similar official) of the Bank or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days; or

(v) the commencement by the Bank of a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law, or the consent by the Bank to the entry of a decree or order for relief in an involuntary case under any such law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or other similar official of the Bank or of any substantial part of its property, or the making by the Bank of an assignment for the benefit of creditors, or the admission by the Bank in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Bank in furtherance of any such action.

If any Event of Default described in clause (i) or (iii) above with respect to a Note has occurred and has not been cured or waived, a Holder may declare the principal of and accrued interest on the Note to be due and payable immediately by giving the Bank written notice thereof. Upon such declaration and notice, the principal amount and accrued interest on the Note will become due and payable. The principal of and accrued interest on each Note will be due and payable immediately upon any maturity date or upon the occurrence of an Event of Default resulting from an event described in clause (iv) or (v) above.

(b) Procedures.

(i) With respect to an Event of Default described in subsection (a)(iii) above, if requested by the Holders of at least 25% in principal amount of the Outstanding Notes, the Fiscal Agent shall provide written notice to the Bank stating that the Bank has failed to perform its obligations under this Agreement for the benefit of the Notes, identifying the obligation that the Holders allege the Bank has failed to perform, and setting forth in reasonable detail the factual basis for such statement by the Holders.

(ii) If the Fiscal Agent knows of a default by the Bank under the terms of the Notes, and such default is not cured or waived pursuant to this Agreement, then the Fiscal Agent shall, within ninety (90) days after the occurrence of a default with respect to any Note, provide notice to the Holders of such default in accordance with Section 14. Except as otherwise provided in this Agreement, the Fiscal Agent shall be under no obligation to act at the request of the Holders or otherwise unless it is provided with indemnity reasonably satisfactory to it.

SECTION 32. Further Assurances.

From time to time and after the date hereof, the parties hereto will perform, acknowledge and deliver or cause to be performed, acknowledged and delivered all such further and other acts, documents, instruments and assurances as may be reasonably required by the other party for the carrying out or performing by the Fiscal Agent of the provisions of this Agreement.

SECTION 33. Confidentiality.

The Fiscal Agent agrees that all books, records, information and data pertaining to the business of the Bank (including, without limitation, personal, non-public information relating to Holders), any of which are exchanged or received pursuant to the negotiation or the carrying out of this Agreement, shall remain confidential, and shall not be voluntarily disclosed to any other person by the Fiscal Agent, except as may be required by law or legal process. This provision shall survive termination of this Agreement.

SECTION 34. Miscellaneous.

(a) Descriptive Headings. The descriptive headings in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

(b) Governing Law. This Agreement is governed by, and shall be construed in accordance with, the laws of the State of New York, United States of America (without regard to the conflicts of laws principles thereof). Any action, suit, or other legal proceeding which is commenced to resolve any matter arising under or relating to any provision of this Agreement shall be commenced only in a the Supreme Court of the State of New York, New York County, or any court of competent civil jurisdiction sitting in New York County, New York (or, if appropriate, the United States District Court for the Southern District of New York), and the Bank and the Fiscal Agent each hereby consents to the jurisdiction of such courts. The Bank and the Fiscal Agent each hereby irrevocably waives any right to a trial by jury in any action, suit or other legal proceeding arising under or relating to any provision of this Agreement.

(c) Invalidity. In case any one or more of the provisions contained in this Agreement or in the Notes should be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall in no way be affected, prejudiced or disturbed thereby.

(d) Waivers. No delay or omission by the Bank in exercising any right under this Agreement will operate as a waiver of that or any other right. A waiver or consent given by the Bank on any one occasion is effective only in that instance and will not be construed as a bar to or waiver of any right on any other occasion.

(e) Counterparts. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. A signature to this Agreement transmitted electronically shall have the same authority, effect and enforceability as an original signature.

(f) U.S.A. Patriot Act. The parties hereto acknowledge that in accordance with Section 326 of the U.S.A. Patriot Act, the Fiscal Agent, like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Fiscal Agent. The parties to this Agreement agree that they will provide the Fiscal Agent with such information as it may request in order for the Fiscal Agent to satisfy the requirements of the U.S.A. Patriot Act.

[The remainder of this page is intentionally left blank.]

The parties hereto executed this Agreement as of the date first set forth above.

STATE STREET BANK AND TRUST COMPANY as Issuer

By:	/s/ David Gutschenritter
Name:	David Gutschenritter
Title:	Executive Vice President and Treasurer

U.S. BANK NATIONAL ASSOCIATION as Fiscal Agent

By:	/s/ Beverly A. Freeney
Name:	Beverly A. Freeney
Title:	Vice President

[Signature Page to Fiscal Agency Agreement]

Exhibit A-1

Form of Registered Global Note – Extendible Note

FORM OF REGISTERED GLOBAL NOTE – EXTENDIBLE NOTE

THIS GLOBAL SECURITY IS AN OBLIGATION SOLELY OF STATE STREET BANK AND TRUST COMPANY (THE “BANK”) AND WILL NOT BE AN OBLIGATION OF, OR OTHERWISE GUARANTEED BY, STATE STREET CORPORATION, ANY OTHER BANK OR ANY AFFILIATE THEREOF OTHER THAN THE BANK. THIS GLOBAL SECURITY IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE OBLIGATIONS EVIDENCED BY THIS GLOBAL SECURITY ARE SENIOR UNSECURED OBLIGATIONS OF THE BANK AND RANK EQUALLY WITH ALL OF THE BANK’S EXISTING AND FUTURE SENIOR UNSECURED INDEBTEDNESS, EXCEPT U.S. DOMESTIC DEPOSIT OBLIGATIONS AND OTHER OBLIGATIONS THAT ARE ACCORDED PRIORITY OR PREFERENCE UNDER APPLICABLE LAW. IN A LIQUIDATION OR OTHER RESOLUTION OF THE BANK, THIS GLOBAL SECURITY WOULD BE TREATED DIFFERENTLY FROM, AND HOLDERS OF THIS GLOBAL SECURITY COULD RECEIVE, IF ANYTHING, SIGNIFICANTLY LESS THAN HOLDERS OF U.S. DOMESTIC DEPOSIT LIABILITIES OF THE BANK.

UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”) TO THE BANK OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY GLOBAL SECURITY ISSUED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR, OR IN LIEU OF, THIS GLOBAL SECURITY IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

THIS GLOBAL SECURITY IS ISSUABLE ONLY IN FULLY REGISTERED FORM IN MINIMUM DENOMINATIONS OF $250,000 AND INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF. EACH OWNER OF A BENEFICIAL INTEREST IN THIS GLOBAL SECURITY MUST BE AN INSTITUTIONAL INVESTOR WHO IS AN “ACCREDITED INVESTOR” WITHIN THE MEANING OF REGULATION D UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND IS REQUIRED TO HOLD A BENEFICIAL INTEREST IN A $250,000 PRINCIPAL AMOUNT OR ANY INTEGRAL MULTIPLE OF $1,000 IN EXCESS THEREOF OF THIS GLOBAL SECURITY AT ALL TIMES.

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CUSIP NO. 85745AAA6	No.

ISIN NO. US85745AAA60

STATE STREET BANK AND TRUST COMPANY

Extendible Senior Unsecured Floating Rate Note

1. STATE STREET BANK AND TRUST COMPANY (the “Bank”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal amount specified in Schedule I hereto on January 13, 2014 (the “Initial Maturity Date”) or, to the extent that the maturity date is extended in accordance with the procedures specified herein to an Extended Maturity Date (as defined herein, and provided, that as to any portion of the principal amount of this Global Security, the Initial Maturity Date or Extended Maturity Date applicable to such portion shall be the “Maturity Date”), on such Extended Maturity Date, and to pay interest, quarterly in arrears, on each March 18, June 18, September 18 or December 18 on which this Global Security is outstanding, on any Maturity Date and on any Optional Redemption Date, as defined below (each such date an “Interest Payment Date”), commencing March 18, 2013, at a rate of interest per annum equal to Three-Month LIBOR (subject to and as determined pursuant to the provisions of Paragraph 2 hereof), reset quarterly, plus the Applicable Margin, as defined below (the “Interest Rate”), until payment of said principal sum has been made or duly provided for. Each of (i) the period from and including December 18, 2012 (the “Original Issue Date”) to but excluding the next succeeding Interest Payment Date and (ii) each succeeding period beginning on and including the immediately preceding Interest Payment Date to but excluding the next succeeding Interest Payment Date is referred to herein as an “Interest Period.” If any Interest Payment Date for this Global Security would otherwise be a day that is not a Business Day, then such Interest Payment Date will be postponed to the next succeeding Business Day (and interest will accrue to but excluding that next succeeding Business Day). However, if that next succeeding Business Day falls in the next calendar month, then, unless it relates to interest payable at maturity or redemption, the Interest Payment Date for this Global Security will be the immediately preceding Business Day (and interest will accrue to but excluding that immediately preceding Business Day). If the Interest Payment Date that does not occur on a Business Day is also the Maturity Date or an Optional Redemption Date for this Global Security, then the Maturity Date or Optional Redemption Date for this Global Security, as the case may be, will be the immediately preceding Business Day (and interest will accrue to but excluding that immediately preceding Business Day). “Business Day” means any day, other than a Saturday or Sunday or a day on which banking institutions or trust companies in New York City, New York, or Boston, Massachusetts, are required or authorized by law, regulation or executive order to close and that is also a London Business Day. “London Business Day” means any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market. The interest so payable on any Interest Payment Date will be paid to the person in whose name this Global Security (as defined in Paragraph 8) is registered at the close of business on the 15th calendar day, whether or not a Business Day, immediately preceding the Interest Payment Date (“Record Date”), except that on any Maturity Date or Optional Redemption Date, interest will be paid to the same person to whom the principal is payable. Interest will be calculated by dividing the applicable Interest Rate in effect for each day by 360

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and multiplying the result by the principal amount of this Global Security specified in Schedule I (the “Daily Interest Amount”). The amount of interest to be paid on this Global Security for each Interest Period will be calculated by adding the applicable Daily Interest Amounts for the actual number of days in the Interest Period. “Holder” means the person in whose name the Security is registered in the Security Register.

Payment of the principal of and interest on this Global Security will be made in immediately available funds in U.S. dollars or in such other coin or currency of the United States of America as at the time of payment is legal tender for the payment therein of public and private debts.

2. The Interest Rate for each Interest Period shall be reset on each Interest Payment Date. For each Interest Period, on the second London Business Day (as defined below) prior to the first day of such Interest Period (the “Interest Determination Date”), the Bank as calculation agent for this Global Security (the “Calculation Agent”) will determine Three-Month LIBOR for such Interest Period. “Three-Month LIBOR” will be, for any Interest Determination Date, the offered rate for deposits in U.S. dollars having a maturity of three months that appears on the Designated LIBOR Page (as defined below) as of 11:00 a.m., London time, on such Interest Determination Date. “Designated LIBOR Page” means the Reuters reference “LIBOR01” or any other page that may replace Reuters Screen LIBOR01 on that service (or any such other service or services as may be nominated by the British Bankers’ Association for the purposes of displaying London interbank offered rates for U.S. dollar deposits). If such rate does not appear on such page at such time, then the Calculation Agent will request the principal London office of each of four major reference banks in the London interbank market, selected by the Calculation Agent, to provide such bank’s offered quotation to prime banks in the London interbank market for deposits in U.S. dollars for a term of three months as of 11:00 a.m., London time, on such Interest Determination Date and in a principal amount equal to an amount that, in the judgment of the Calculation Agent is representative for a single transaction in U.S. dollars in the relevant market at the relevant time (a “Representative Amount”). If at least two such quotations are so provided, Three-Month LIBOR will be the arithmetic mean of such quotations. If fewer than two such quotations are provided, the Calculation Agent will request each of three major banks in New York City to provide such bank’s rate for loans in U.S. dollars to leading European banks for a term of three months as of approximately 11:00 a.m., New York City time, on such Interest Determination Date and in a Representative Amount. If three such quotations are so provided, Three-Month LIBOR will be the arithmetic mean of such quotations. If fewer than three such rates are so provided, then Three-Month LIBOR for the next Interest Period will be set to equal the Three-Month LIBOR for the then current Interest Period.

With respect to the final Interest Period for any portion of the principal amount of this Global Security ending on any Maturity Date Three-Month LIBOR will instead be calculated based on (i) One-Month LIBOR, if the final Interest Period is a period most closely approximating one month, (ii) Two-Month LIBOR, if the final Interest Period is a period most closely approximating two months or (iii) Three-Month LIBOR, if the final Interest Period is a period most closely approximating three months, in each case, plus the Applicable Margin for such Interest Period. For purposes of determining One-Month and Two-Month LIBOR, the Interest Rate will be determined as described in the paragraph immediately above, except that references to “three months” will be substituted with “one month” or “two months”, respectively in the definition of Three-Month LIBOR.

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The “Applicable Margin” will be determined as of the first day of such Interest Period based on the table below.

Interest Period Commencing on any date:	Applicable Margin

on or after the Original Issue Date and prior to but excluding the Interest Payment Date occurring in June 2013	0.05%

on or after the Interest Payment Date occurring in June 2013 and prior to but excluding the Interest Payment Date occurring in December 2013	0.07%

on or after the Interest Payment Date occurring in December 2013 and prior to but excluding the Interest Payment Date occurring in June 2014	0.09%

on or after the Interest Payment Date occurring in June 2014 and prior to but excluding the Interest Payment Date occurring in December 2014	0.11%

on or after the Interest Payment Date occurring in December 2014 and prior to but excluding the Interest Payment Date occurring in June 2015	0.13%

on or after the Interest Payment Date occurring in June 2015	0.15%

All percentages resulting from any calculation on this Global Security will be rounded to the nearest one hundred-thousandth of a percentage point, with five-one millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655)), and all amounts used in or resulting from such calculation on this Global Security will be rounded to the nearest cent (with one-half cent being rounded upwards).

3. This Global Security shall mature on the Initial Maturity Date, except as to any portion of the principal amount hereof for which the maturity is extended in accordance with the procedures described herein. The election dates will be the 18th calendar day of each month, commencing on January 18, 2013, and monthly thereafter through and including December 18, 2014, whether or not such day is a Business Day (as defined below) (each, an “Election Date”). During the Election Period (as defined below) for any Election Date, the Holder of this Global Security may elect to extend the maturity of any principal amount of $250,000, or integral multiples of $1,000 in excess thereof, of this Global Security. The Holder may elect to extend the maturity date for less than the entire principal amount of this Global Security so long as the principal amount of this Global Security held by the Holder for which such election is exercised is at least $250,000 or integral multiples of $1,000 in excess thereof, and the principal amount of the Global Security held by the Holder for which such election is not exercised is at least

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$250,000 or integral multiples of $1,000 in excess thereof. This election may not be made as to this Global Security, or portion of this Global Security, that the Bank has previously called for redemption. The Holder’s election to extend the Initial Maturity Date, or Extended Maturity Date of this Global Security whose maturity has previously been extended, will cause the Maturity Date of this Global Security to be extended to the date that is 366 calendar days from and including the 18th calendar day of the next succeeding month following such Election Date or if such 366th calendar day is not a business day, the immediately preceding Business Day (each such date being an “Extended Maturity Date”). If the option to extend the maturity of this Global Security or a portion thereof is exercised during the Election Period for the Election Date of December 18, 2014, then the maturity date of this Global Security will be extended to the Final Maturity Date.

While this Global Security is issued in registered global form on deposit with, or on behalf of DTC and registered, at the request of DTC, in the name of Cede & Co, in order to exercise the option to extend the maturity of all, or a portion, of the principal amount of this Global Security, the owner of a beneficial interest in this Global Security must instruct the direct or indirect participant through which it holds an interest in the note to notify DTC of the election to extend the maturity of its note in accordance with the then applicable operating procedures of DTC. DTC must receive any notice of election from its participants no later than 1:00 p.m., New York City time, on the last Business Day in the Election Period for any Election Date, so that DTC may deliver any notices of election to the Fiscal Agent in a timely manner. If the Election Date is not a Business Day, notice of an election to extend the Maturity Date of a Global Security must be delivered to DTC by its participants no later than 1:00 p.m., New York City time, on the Business Day immediately following the Election Date. None of the Bank, the Fiscal Agent or any of their respective agents will have any liability to the Holder or any direct participant, indirect participant or beneficial owner for any failure to exercise the option to extend the maturity of this Global Security prior to the applicable deadline. Upon delivery of a notice of election, such election will be revocable during each day of the Election Period until 1:00 p.m., New York City time, on the last Business Day in the Election Period, at which time such election will become irrevocable.

If, with respect to any Election Date, a Holder does not make a timely and proper election to extend the maturity of all or any portion of the principal amount of its Global Security, the principal amount of the Global Security for which no such election has been made will become due and payable on the Initial Maturity Date or any later date to which the maturity of such Security has previously been extended. If the option to extend the maturity of any portion hereof is not duly exercised within the Election Period for any such Election Date, a new Global Security or Global Securities in the form attached hereto as Exhibit A (each, a “Short-Term Security”) for all or that portion of the principal amount hereof as to which such option to extend has not been made and having as its or their “Stated Maturity Date” (as such term is used in each such Short-Term Security) the date that is the later of (i) the Initial Maturity Date or (ii) the date to which this Global Security or such portion hereof has previously been extended in accordance with the terms hereof, or if such day is not a Business Day, the immediately preceding Business Day, shall be issued (whose issuance date shall be the last Business Day of the Election Period) in the name of the Holder hereof, subject to delivery of this Global Security to the Fiscal Agent, and Schedule I hereto shall be annotated as of such date to reflect the corresponding decrease in the principal amount hereof; provided that, and, in

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the case of a partial election, the principal amount of such Short-Term Security cannot be less than $250,000. Interest accrued but unpaid under this Global Security with respect to any principal amount of this Global Security that is exchanged for a Short-Term Security shall cease to be due and payable under this Global Security and shall instead be payable under such Short-Term Security.

The Bank and the Fiscal Agent shall reduce this Global Security as to such portion of the principal amount hereof for which a notice through DTC, for Global Securities held in book entry form, or a duly completed form entitled “Option to Extend Maturity Date” for Securities held in definitive form, and, if applicable, this Global Security are not delivered to the Fiscal Agent within the applicable Election Period in accordance with the terms of this Global Security. The failure to timely and irrevocably elect to extend the maturity of all or any portion of this Global Security will be irrevocable and will be binding upon any subsequent Holder of this Global Security.

With respect to any Election Date, the period beginning on the fifth (5th) Business Day preceding such Election Date to, and including, such Election Date is the “Election Period”; provided, however, that if the Election Date is not a Business Day, the Election Period will be extended to the next succeeding Business Day.

The maturity of this Global Security will not be extended beyond January 15, 2016 (the “Final Maturity Date”), or if such day is not a Business Day, the immediately preceding Business Day.

4. (i) On January 15, 2015, and on any Business Day occurring thereafter, the Bank may, at its option, redeem any Global Security and any Short-Term Securities, in whole or in part, in a minimum amount of $250,000 and integral multiples of $1,000 in excess thereof, and (ii) on any Interest Payment Date, the Bank may, at its option, redeem any portion of the Global Securities for which an election to extend was not received and any Short-Term Securities, each in whole or in part, in a minimum amount of $250,000 and integral multiples of $1,000 in excess thereof, upon not more than fifteen (15) Business Days’, nor less than five (5) Business Days’, notice to the Fiscal Agent (each date of redemption, an “Optional Redemption Date”) at a price equal to 100% of the principal amount of the Global Securities and any Short-Term Securities to be redeemed (the “Redemption Price”) plus any accrued and unpaid interest thereon to, but not including such Optional Redemption Date. Upon receipt of a notice of redemption, the Fiscal Agent will promptly (but in no event less than two (2) Business Days prior to the applicable Optional Redemption Date) notify the Holders of the Global Securities and any Short-Term Securities of such redemption in accordance with the terms of the Fiscal Agency Agreement. For the avoidance of doubt, in the case of any redemption described in clause (i) above, the Bank has the right to (a) redeem all or a portion of the Global Securities for which an election to extend was not received and all or a portion of the Short-Term Securities without redeeming any Global Securities subject to extensions, (b) redeem all or a portion of the Global Securities subject to extensions without redeeming any Global Securities for which an election to extend was not received or any Short-Term Security or (c) redeem all or a portion of the Global Securities for which a particular election to extend was not received (or any Short-Term Securities issued in exchange therefor) (and with a particular maturity date) without redeeming any Global Securities for which a different election to extend was not received (or any Short-Term Securities issued in exchange therefor) (and therefore with a different maturity date).

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In connection with any redemption described above, the Fiscal Agent shall give written notice of such a redemption to each applicable Holder stating: (i) the Redemption Date; (ii) the Redemption Price; (iii) the identification (and, in the case of a partial redemption, the principal amount) of the Global Security to be redeemed; (iv) in the case of a partial redemption, the Holder will receive, without charge, upon the surrender of this Global Security, a new certificate representing an authorized denomination of the principal amount of the Global Security remaining unredeemed; (v) that on the applicable Redemption Date, the Redemption Price shall become due and payable upon the Global Security so redeemed and that interest thereon shall cease to accrue on and after the applicable Redemption Date; (vi) the place or places where each applicable certificate or certificates representing the applicable Global Security is to be surrendered for the payment of the Redemption Price together with any unpaid interest thereon to the applicable Redemption Date; and (vii) the CUSIP number of any Global Security or portion of the applicable Global Security to be redeemed.

If (a) in the case of any redemption of Securities or Short-Term Securities, on or after January 15, 2015, as described above, less than all of the Securities are to be redeemed, or (b) in the case of any redemption of any Global Securities for which an election to extend was not received or Short-Term Securities on any Interest Payment Date, as described above, less than all of any Global Securities for which an election to extend was not received or the Short-Term Securities are to be redeemed, then, in the case of both clauses (a) and (b), the Securities to be redeemed shall be selected as follows: (i) in the case of Securities held in book-entry form, in accordance with DTC’s then applicable procedures or (ii) in the case of Securities that are not held in book-entry form, by the Fiscal Agent by lot, pro rata, or by any other method that the Fiscal Agent considers fair and appropriate. Such selection shall occur upon receipt of the relevant notice of redemption by DTC or the Fiscal Agent, as applicable, but in no event less than two (2) Business Days before the Optional Redemption Date. Securities and portions of Securities that are selected for optional redemption must be in principal amounts of $250,000 or integral multiples of $1,000 in excess thereof. The Fiscal Agent will notify the Bank of the Securities or portions of the Securities to be redeemed.

5. This Global Security is a permanent global security evidencing the series of a duly authorized issue of debt securities of the Bank, consisting of the Bank’s “Extendible Senior Unsecured Floating Rate Notes initially due 2014” initially issued in the aggregate principal amount of $1,000,000,000 together with all securities issued in exchange for all or any portion of the Extendible Floating Rate Notes in accordance with the terms thereof, including Short-Term Securities (collectively, the “Securities”). The Bank has, for the benefit of the Holders from time to time of the Securities, entered into a Fiscal Agency Agreement, dated as of December 18, 2012 (the “Fiscal Agency Agreement”), with U.S. Bank National Association, as Fiscal Agent, copies of which Agreement are on file and available for inspection during normal business hours at the corporate trust office of the Fiscal Agent in The City of New York. U.S. Bank National Association, and its respective successors as Fiscal Agent are herein called “Fiscal Agent”.

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6. The Securities will be senior unsecured obligations of the Bank and will rank equally with all of the Bank’s existing and future senior unsecured indebtedness, except for U.S. domestic deposit obligations and other obligations that are accorded priority or preference under applicable U.S. law, including administrative expenses of a receiver appointed in the event of a liquidation or other resolution of the Bank. Under applicable U.S. law, claims of certain creditors of the Bank, including holders of U.S. domestic deposits, would be entitled to priority over claims of senior or general unsecured creditors of the Bank, including Holders of the Securities, in the event of a liquidation or other resolution of the Bank.

7. The Securities are not entitled to the benefit of any sinking fund.

8. Except as set forth in the following sentence, the Securities are issuable only as fully registered global securities, without coupons, each registered in the name of DTC, a nominee thereof or a successor to DTC or a nominee thereof (each, a “Global Security”), and (i) no Global Security may be transferred, except in whole and not in part, and only to DTC, one or more nominees of DTC or one or more respective successors of DTC and its nominees, and (ii) no Global Security may be exchanged for any Security other than another Global Security. Notwithstanding any other provisions of the Fiscal Agency Agreement or this Global Security, a Global Security may be transferred to, or exchanged for registered Securities registered in the name of, a person other than DTC, a nominee of DTC or a successor of DTC or its nominee if (i) DTC or its successor (a) notifies the Bank that it is unwilling or unable to continue as depositary for such Global Security or (b) ceases to be a clearing agency registered under the Securities Exchange Act of 1934 at a time when it is required to be, and in either such case (a) or (b) a successor depositary is not appointed by the Bank within 90 days after receiving such notice or becoming aware that DTC or its successor is no longer so registered, (ii) the Bank, in its sole discretion, instructs the Fiscal Agent in writing that a Global Security shall be so transferable and exchangeable or (iii) there shall have occurred and be continuing a default or an Event of Default (as set forth in Paragraph 10) with respect to the Securities evidenced by this Global Security. Registered Securities issued in exchange for this Global Security will be registered in such names, and issued in such denominations (of $250,000 and integral multiples of $1,000 in excess thereof), as an authorized representative of DTC shall request.

Subject, in the case of this Global Security, to the preceding paragraph, transfer of this Global Security is registrable on the Security Register upon surrender of this Global Security for registration at the office of the Fiscal Agent duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Bank and the Fiscal Agent duly executed by, the Holder hereof or his attorney duly authorized in writing. Upon such surrender of this Global Security for registration of transfer, the Bank shall execute, and the Fiscal Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new registered Securities, dated the date of authentication thereof, of any authorized denominations and of a like aggregate principal amount, and registered in such name or names as may be requested (subject, in the case of this Global Security, to the preceding paragraph). The Bank and the Fiscal Agent may deem and treat the registered owner hereof as the absolute owner hereof (notwithstanding any notice of ownership or writing hereon made by anyone other than the Bank or the Fiscal Agent) for the purposes of receiving payment hereon or on account hereof and for all other purposes whether or not this Global Security shall be overdue. The Bank

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has appointed the corporate trust office of the Fiscal Agent as its fiscal agent in The City of New York for the Global Securities and has agreed to cause to be kept at such office a register (the register maintained in such office and in any other office or agency for such purpose being herein sometimes collectively referred to as the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, the Bank shall provide for such registration and registration of transfers.

All Securities issued upon any registration of transfer or exchange of Securities pursuant to this Paragraph 8 shall be the valid obligations of the Bank, evidencing the same debt, and entitled to the same benefits, as the Securities surrendered upon such registration of transfer or exchange (except that a Security not in global form issued upon any registration of transfer or exchange of this Global Security shall not be subject or entitled to the provisions set forth in this Global Security relating to Securities in global form). Any new Security delivered pursuant to this Paragraph 8 shall be so dated that neither gain nor loss in interest shall result from such registration or exchange.

No service charge shall be made to any Holder for any such exchange or registration of transfer, but the Bank may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

9. In case any Security (including this Global Security) shall at any time become mutilated or destroyed or stolen or lost, then, provided that such Security, or evidence of the loss, theft or destruction thereof (together with the indemnity hereinafter referred to and such other documents or proof as may be required in the premises) shall be delivered to the Fiscal Agent in The City of New York, a replacement Security of like tenor and principal amount will be issued by the Bank and, at its request, authenticated and delivered by the Fiscal Agent at the office of the Fiscal Agent, in The City of New York, in exchange for the Security so mutilated, or in lieu of the Security so destroyed or stolen or lost; and provided however that, in the case of destroyed, stolen or lost Securities, the Fiscal Agent shall not issue any replacement Security unless the applicant therefor shall have (i) paid such costs as may be incurred in connection therewith (including all reasonable fees, charges and expenses of the Fiscal Agent); (ii) furnished it with such evidence (including evidence as to the serial number of such Note) and indemnity or bond (which may include a medallion guarantee) as the Bank and the Fiscal Agent may reasonably require; (iii) furnished it with an affidavit reasonably satisfactory to the Fiscal Agent; (iv) in the case of any mutilated or defaced Security, surrendered the same to the Fiscal Agent; and (v) complied with such other reasonable regulations and pay such other reasonable charges as the Fiscal Agent may prescribe and as required by Section 8-405 of the Uniform Commercial Code in effect in the State of New York. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a replacement Security shall be borne by the owner of the Security mutilated, destroyed, stolen or lost. In case such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Bank in its discretion may, instead of issuing a new Security, pay or cause to be paid such Security.

Any new Security delivered pursuant to this Paragraph 9 shall be so dated that neither gain nor loss in interest shall result from such replacement. Upon the issuance of any new Security under this Paragraph 9, the Bank may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Fiscal Agent) connected therewith.

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Every new Security issued pursuant to this Paragraph 9 in lieu of any mutilated, destroyed, lost or stolen Security, shall constitute an original additional contractual obligation of the Bank, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone.

The provisions of this Paragraph 9 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

10. An “Event of Default” is: (a) a failure by the Bank to pay interest on the Securities for thirty (30) days after the payment is due; (b) failure by the Bank to pay the principal of the Securities when due; (c) failure by the Bank to perform any obligation in the Fiscal Agency Agreement for the benefit of the Securities, which continues for ninety (90) days after there has been given written notice to the Bank by the Fiscal Agent at the direction of the Holders of at least 25% in principal amount of the outstanding Securities, such written notice specifying such default or breach and requiring it to be remedied; or (d)(i) the entry of a decree or order for relief in respect of the Bank, by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian sequestrator (or other similar official) of the Bank or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days; or (ii) the commencement by the Bank of a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law, or the consent by the Bank to the entry of a decree or order for relief in an involuntary case under any such law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or other similar official of the Bank or of any substantial part of its property, or the making by the Bank of an assignment for the benefit of creditors, or the admission by the Bank in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Bank in furtherance of any such action.

If any Event of Default described in clause (a) or (c) above with respect to the Securities has occurred and has not been cured or waived, each Holder of Securities may declare the principal of and accrued interest on the Securities to be due and payable immediately by giving the Bank written notice thereof. Upon such declaration and notice, the principal amount and accrued interest on the note will become due and payable. The principal and accrued interest on the Securities will be due and payable immediately upon any maturity date or upon the occurrence of an Event of Default resulting from bankruptcy, insolvency or reorganization, subject to applicable laws. The Fiscal Agency Agreement requires that the Fiscal Agent will, within ninety (90) days after the occurrence of an default known to it, give the Holders of the Securities notice of such default if not cured or waived.

11. Subject to certain exceptions, the Fiscal Agency Agreement may be amended with the consent of Holders of not less than a majority in aggregate principal amount of the Securities

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then outstanding (including consents obtained in connection with a tender offer or exchange offer for such notes). Approval by Holders of the Securities is not required where amendments or supplements to the Fiscal Agency Agreement are limited to curing any ambiguity or curing, correcting or supplementing any defective provision, or modifying the Fiscal Agency Agreement or the Securities in any manner determined by the Bank and the Fiscal Agent to be consistent with the Securities and not adverse to the interest of any Holder of the Securities, or adding or changing any terms of the Fiscal Agency Agreement to conform the terms of the Fiscal Agency Agreement or the Securities to the “Description of the Notes” in the Offering Circular dated December 13, 2012. However, without the consent of the Holder of this Security, no amendment may, among other things: (a) reduce the principal of or extend the maturity of this Security (other than as contemplated by the terms of this Security); (b) reduce the rate of or extend the time for payment of interest on this Security or reduce any amount payable on redemption thereof; (c) make this Security payable in any currency other than that stated herein; (d) impair the right of any Holder of this Security to receive payment of principal of and interest on this Security on or after the due dates therefor or to institute suit for the enforcement of any payment on or with respect to this Security; (e) modify the amendment section of the Fiscal Agency Agreement except to increase any required percentage of Holders of Securities or to provide that certain other provisions cannot be modified or waived without the consent of the Holder of each Security so affected; or (f) reduce the percentage of Securities, the consent of the Holders of which is required for any modification, amendment or waiver of compliance with certain provisions of the Fiscal Agency Agreement or certain defaults thereunder and their consequences provided for in the Fiscal Agency Agreement.

12. All notices will be delivered by the Bank in writing to each Holder of the Securities. If at the time of any such notice the Securities are represented by this Global Security, such notice shall be delivered to DTC. If at the time of any such notice the Securities are not represented by any Global Security, such notice shall be delivered to the Holders of the Securities after the mailing of such notice by first class mail. If a notice or communication is mailed within the time period prescribed, it will be deemed duly given, whether or not the addressee receives it.

13. This Global Security shall not become valid or obligatory for any purpose unless and until this Global Security has been authenticated by U.S. Bank National Association, or its successor, as Fiscal Agent.

14. This Global Security shall be governed by, and shall be construed in accordance with, the laws of the State of New York, without regard to the conflicts of laws principles thereof.

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IN WITNESS WHEREOF, the Bank has caused this Global Security to be duly executed.

STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

Dated:

FISCAL AGENT’S CERTIFICATE OF AUTHENTICATION

This is one of the Global Securities referred to in the Fiscal Agency Agreement.

U.S. BANK NATIONAL ASSOCIATION as the Fiscal Agent

By:
Name:
Title:

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or typewrite name and address,

including postal zip code, of assignee)

the within Global Security and all rights thereunder, and hereby irrevocably constitutes and appoints to transfer said Global Security on the books of the Fiscal Agent, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Global Security in every particular, without alteration or enlargement or any change whatsoever.

Signature Guarantee

SCHEDULE I

SCHEDULE OF SUBSTITUTE GLOBAL SECURITY EXCHANGES

The initial principal amount of this Global Security is $500,000,000. The following exchanges of a portion of this Global Security for an interest in a substitute Global Security have been made:

Applicable Extension Date	Principal Amount of Global Security Exchanged for Substitute Global Security	Reduced Principal Amount of Global Security Outstanding Following Issuance of Global Security

OPTION TO EXTEND MATURITY DATE

Unless otherwise specified in the table below, this Option to Extend Maturity Date relates to all of the principal amount of the Global Security in the amount of $500,000,000 held by the undersigned. If this Option to Extend Maturity Date relates to less than all of the principal amount of the Global Security held in the name of the undersigned (either as registered or on the records of DTC), list on the table below the principal amount of the Global Security for which this Option to Extend Maturity Date is delivered. In the event this Option to Extend Maturity Date extends the maturity of only a portion of the principal amount of said Global Security, the undersigned will surrender said Global Security to the Fiscal Agent, at its offices currently located at 100 Wall Street, Suite 1600, New York, New York 10005, Attn: Corporate Trust Services, or at such other place or places of which the Bank or the Fiscal Agent shall from time to time notify the Holder of this Global Security.

Name(s) and Addresses of Holders(s) (Please fill in exactly as such name appears on the books of the registrar or on the DTC position list for the Global Security with respect to which this Option to Extend Maturity Date is delivered)	Principal Amount of Global Security Held	Principal Amount of Global Security as to which Option to Extend Maturity Date is delivered (Note: Complete only if Option to Extend Maturity Date relates to less than the aggregate principal amount of Global Security held by the Holder, which shall be $250,000 or an integral multiple of $1,000 in excess thereof)*

*	Unless otherwise indicated, the Holder will be deemed to have extended in respect of all of the principal amount of Global Security held.

This Option to Extend Maturity Date must be executed in exactly the same manner as the Holder’s name appears on the books of the registrar, or on the position listing of the DTC in case of a Holder who is a DTC participant, without alternation or any change whatsoever.

SIGN HERE

Signature of Holder or Authorized Signatory

Date:

Name:

Capacity:

Address:

SIGNATURE GUARANTEED — (required only if Global Security are to be issued and delivered to other than the registered Holder)

IF REQUIRED, THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED MEDALLION SIGNATURE GUARANTEE PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

Exhibit A-2

Form of Registered Global Note – Short-Term Note

FORM OF REGISTERED GLOBAL NOTE – SHORT TERM NOTE

THIS GLOBAL SECURITY IS AN OBLIGATION SOLELY OF STATE STREET BANK AND TRUST COMPANY (THE “BANK”) AND WILL NOT BE AN OBLIGATION OF, OR OTHERWISE GUARANTEED BY, STATE STREET CORPORATION, ANY OTHER BANK OR ANY AFFILIATE THEREOF OTHER THAN THE BANK. THIS GLOBAL SECURITY IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE OBLIGATIONS EVIDENCED BY THIS GLOBAL SECURITY ARE SENIOR UNSECURED OBLIGATIONS OF THE BANK AND RANK EQUALLY WITH ALL OF THE BANK’S EXISTING AND FUTURE SENIOR UNSECURED INDEBTEDNESS, EXCEPT U.S. DOMESTIC DEPOSIT OBLIGATIONS AND OTHER OBLIGATIONS THAT ARE ACCORDED PRIORITY OR PREFERENCE UNDER APPLICABLE LAW. IN A LIQUIDATION OR OTHER RESOLUTION OF THE BANK, THIS GLOBAL SECURITY WOULD BE TREATED DIFFERENTLY FROM, AND HOLDERS OF THIS GLOBAL SECURITY COULD RECEIVE, IF ANYTHING, SIGNIFICANTLY LESS THAN HOLDERS OF U.S. DOMESTIC DEPOSIT LIABILITIES OF THE BANK.

UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”) TO THE BANK OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY GLOBAL SECURITY ISSUED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR, OR IN LIEU OF, THIS GLOBAL SECURITY IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

THIS GLOBAL SECURITY IS ISSUABLE ONLY IN FULLY REGISTERED FORM IN MINIMUM DENOMINATIONS OF $250,000 AND INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF. EACH OWNER OF A BENEFICIAL INTEREST IN THIS GLOBAL SECURITY MUST BE AN INSTITUTIONAL INVESTOR WHO IS AN “ACCREDITED INVESTOR” WITHIN THE MEANING OF REGULATION D UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND IS REQUIRED TO HOLD A BENEFICIAL INTEREST IN A $250,000 PRINCIPAL AMOUNT OR ANY INTEGRAL MULTIPLE OF $1,000 IN EXCESS THEREOF OF THIS GLOBAL SECURITY AT ALL TIMES.

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CUSIP NO.	No.

ISIN NO.

STATE STREET BANK AND TRUST COMPANY

Senior Unsecured Floating Rate Note

1. STATE STREET BANK AND TRUST COMPANY (the “Bank”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal amount of [—] on [—] (the “Maturity Date”), and to pay interest, quarterly in arrears, on each March 18, June 18, September 18 or December 18 on which this Global Security is outstanding, on the Maturity Date and on any Optional Redemption Date, as defined below (each such date an “Interest Payment Date”) (including, any accrued and unpaid interest on the principal amount of this Global Security, accrued prior to the exchange of this Global Security for all or any portion of the Bank’s Extendible Unsecured Floating Rate Note No. [—]), at a rate of interest per annum equal to Three-Month LIBOR (subject to and as determined pursuant to the provisions of Paragraph 2 hereof), reset quarterly, plus the Applicable Margin, as defined below (the “Interest Rate”), until payment of said principal sum has been made or duly provided for. Each period beginning on and including the immediately preceding Interest Payment Date to but excluding the next succeeding Interest Payment Date is referred to herein as an “Interest Period.” If any Interest Payment Date for this Global Security would otherwise be a day that is not a Business Day, then such Interest Payment Date will be postponed to the next succeeding Business Day (and interest will accrue to but excluding that next succeeding Business Day). However, if that next succeeding Business Day falls in the next calendar month, then, unless it relates to interest payable at maturity or redemption, the Interest Payment Date for this Global Security will be the immediately preceding Business Day (and interest will accrue to but excluding that immediately preceding Business Day). If the Interest Payment Date that does not occur on a Business Day is also the Maturity Date or an Optional Redemption Date for this Global Security, then the Maturity Date or Optional Redemption Date for this Global Security, as the case may be, will be the immediately preceding Business Day (and interest will accrue to but excluding that immediately preceding Business Day). “Business Day” means any day, other than a Saturday or Sunday or a day on which banking institutions or trust companies in New York City, New York, or Boston, Massachusetts, are required or authorized by law, regulation or executive order to close and that is also a London Business Day. “London Business Day” means any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market. The interest so payable on any Interest Payment Date will be paid to the person in whose name this Global Security (as defined in Paragraph 7) is registered at the close of business on the 15th calendar day, whether or not a Business Day, immediately preceding the Interest Payment Date (“Record Date”), except that on any Maturity Date or Optional Redemption Date, interest will be paid to the same person to whom the principal is payable. Interest will be calculated by dividing the applicable Interest Rate in effect for each day by 360 and multiplying the result by the principal amount of this Global Security specified in Schedule I (the “Daily Interest Amount”). The amount of interest to be paid on this Global Security for each Interest Period will be calculated by adding the applicable Daily Interest Amounts for the actual number of days in the Interest Period. “Holder” means the person in whose name the Security is registered in the Security Register.

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Payment of the principal of and interest on this Global Security will be made in immediately available funds in U.S. dollars or in such other coin or currency of the United States of America as at the time of payment is legal tender for the payment therein of public and private debts.

2. The Interest Rate for each Interest Period shall be reset on each Interest Payment Date. For each Interest Period, on the second London Business Day (as defined below) prior to the first day of such Interest Period (the “Interest Determination Date”), the Bank as calculation agent for this Global Security (the “Calculation Agent”) will determine Three-Month LIBOR for such Interest Period. “Three-Month LIBOR” will be, for any Interest Determination Date, the offered rate for deposits in U.S. dollars having a maturity of three months that appears on the Designated LIBOR Page (as defined below) as of 11:00 a.m., London time, on such Interest Determination Date. “Designated LIBOR Page” means the Reuters reference “LIBOR01” or any other page that may replace Reuters Screen LIBOR01 on that service (or any such other service or services as may be nominated by the British Bankers’ Association for the purposes of displaying London interbank offered rates for U.S. dollar deposits). If such rate does not appear on such page at such time, then the Calculation Agent will request the principal London office of each of four major reference banks in the London interbank market, selected by the Calculation Agent, to provide such bank’s offered quotation to prime banks in the London interbank market for deposits in U.S. dollars for a term of three months as of 11:00 a.m., London time, on such Interest Determination Date and in a principal amount equal to an amount that, in the judgment of the Calculation Agent is representative for a single transaction in U.S. dollars in the relevant market at the relevant time (a “Representative Amount”). If at least two such quotations are so provided, Three-Month LIBOR will be the arithmetic mean of such quotations. If fewer than two such quotations are provided, the Calculation Agent will request each of three major banks in New York City to provide such bank’s rate for loans in U.S. dollars to leading European banks for a term of three months as of approximately 11:00 a.m., New York City time, on such Interest Determination Date and in a Representative Amount. If three such quotations are so provided, Three-Month LIBOR will be the arithmetic mean of such quotations. If fewer than three such rates are so provided, then Three-Month LIBOR for the next Interest Period will be set to equal the Three-Month LIBOR for the then current Interest Period.

With respect to the final Interest Period for any portion of the principal amount of this Global Security ending on any Maturity Date Three-Month LIBOR will instead be calculated based on (i) One-Month LIBOR, if the final Interest Period is a period most closely approximating one month, (ii) Two-Month LIBOR, if the final Interest Period is a period most closely approximating two months or (iii) Three-Month LIBOR, if the final Interest Period is a period most closely approximating three months, in each case, plus the Applicable Margin for such Interest Period. For purposes of determining One-Month and Two-Month LIBOR, the Interest Rate will be determined as described in the paragraph immediately above, except that references to “three months” will be substituted with “one month” or “two months”, respectively in the definition of Three-Month LIBOR.

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The “Applicable Margin” will be determined as of the first day of such Interest Period based on the table below.

Interest Period Commencing on any date:	Applicable Margin

on or after December 18, 2012 and prior to but excluding the Interest Payment Date occurring in June 2013	0.05%

on or after the Interest Payment Date occurring in June 2013 and prior to but excluding the Interest Payment Date occurring in December 2013	0.07%

on or after the Interest Payment Date occurring in December 2013 and prior to but excluding the Interest Payment Date occurring in June 2014	0.09%

on or after the Interest Payment Date occurring in June 2014 and prior to but excluding the Interest Payment Date occurring in December 2014	0.11%

on or after the Interest Payment Date occurring in December 2014 and prior to but excluding the Interest Payment Date occurring in June 2015	0.13%

on or after the Interest Payment Date occurring in June 2015	0.15%

All percentages resulting from any calculation on this Global Security will be rounded to the nearest one hundred-thousandth of a percentage point, with five-one millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655)), and all amounts used in or resulting from such calculation on this Global Security will be rounded to the nearest cent (with one-half cent being rounded upwards).

3. (i) On January 15, 2015, and on any Business Day occurring thereafter, the Bank may, at its option, redeem this Global Short-Term Security, any other Short-Term Security and any Extendible Security, in whole or in part, in a minimum amount of $250,000 and integral multiples of $1,000 in excess thereof, and (ii) on any Interest Payment Date, the Bank may, at its option, redeem any portion of this Global Short-Term Security, any other Short-Term Securities or any Extendible Securities for which an election to extend was not received, each in whole or in part, in a minimum amount of $250,000 and integral multiples of $1,000 in excess thereof, upon not more than fifteen (15) Business Days’, nor less than five (5) Business Days’, notice to the Fiscal Agent (each date of redemption, an “Optional Redemption Date”) at a price equal to 100% of the principal amount of this Global Short-Term Security, any other Short-Term Security and any Extendible Securities to be redeemed (the “Redemption Price”) plus any accrued and unpaid interest thereon to, but not including such Optional Redemption Date. Upon receipt of a notice of redemption, the Fiscal Agent will promptly (but in no event less than two (2) Business Days prior to the applicable Optional Redemption Date) notify the Holders of

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this Global Short-Term Security, any other Short-Term Security and any Extendible Securities to be redeemed of such redemption in accordance with the terms of the Fiscal Agency Agreement. For the avoidance of doubt, in the case of any redemption described in clause (i) above, the Bank has the right to (a) redeem all or a portion of this Global Short-Term Security and any other Short-Term Security and all or a portion of the Extendible Securities for which an election to extend was not received without redeeming any Extendible Securities subject to extensions, (b) redeem all or a portion of any Extendible Securities subject to extensions without redeeming this Global Short-Term Security, any other Short-Term Security or any Extendible Securities for which an election to extend was not received or (c) redeem all or a portion of this Global Short-Term Security, any other Short-Term Security or any Extendible Security for which a particular election to extend was not received (or any Short-Term Securities issued in exchange therefor) (and with a particular maturity date) without redeeming any Extendible Securities for which a different election to extend was not received (or any Short-Term Securities issued in exchange therefor) (and therefore with a different maturity date).

In connection with any redemption described above, the Fiscal Agent shall give written notice of such a redemption to each applicable Holder stating: (i) the Redemption Date; (ii) the Redemption Price; (iii) the identification (and, in the case of a partial redemption, the principal amount) of the Global Security to be redeemed; (iv) in the case of a partial redemption, the Holder will receive, without charge, upon the surrender of this Global Security, a new certificate representing an authorized denomination of the principal amount of the Global Security remaining unredeemed; (v) that on the applicable Redemption Date, the Redemption Price shall become due and payable upon the Global Security so redeemed and that interest thereon shall cease to accrue on and after the applicable Redemption Date; (vi) the place or places where each applicable certificate or certificates representing the applicable Global Security is to be surrendered for the payment of the Redemption Price together with any unpaid interest thereon to the applicable Redemption Date; and (vii) the CUSIP number of any Global Security or portion of the applicable Global Security to be redeemed.

If (a) in the case of any redemption of Short-Term Securities or Extendible Securities, on or after January 15, 2015, as described above, less than all of the Securities are to be redeemed, or (b) in the case of any redemption of any Short-Term Securities or Extendible Securities for which an election to extend was not received on any Interest Payment Date as described above, less than all of the Short-Term Securities and the Extendible Securities for which an election to extend was not received are to be redeemed, then, in the case of both clauses (a) and (b), the Securities to be redeemed shall be selected as follows: (i) in the case of Securities held in book-entry form, in accordance with DTC’s then applicable procedures or (ii) in the case of Securities that are not held in book-entry form, by the Fiscal Agent by lot, pro rata, or by any other method that the Fiscal Agent considers fair and appropriate. Such selection shall occur upon receipt of the relevant notice of redemption by DTC or the Fiscal Agent, as applicable, but in no event less than two (2) Business Days before the Optional Redemption Date. Securities and portions of Securities that are selected for optional redemption must be in principal amounts of $250,000 or integral multiples of $1,000 in excess thereof. The Fiscal Agent will notify the Bank of the Securities or portions of the Securities to be redeemed.

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4. This Global Security is a permanent global security evidencing the series of a duly authorized issue of debt securities of the Bank, consisting of the Bank’s “Extendible Senior Unsecured Floating Rate Notes initially due 2014” initially issued in the aggregate principal amount of $1,000,000,000 (each, an “Extendible Security”) together with (i) all Extendible Securities issued in exchange for all or any portion of the Extendible Securities in accordance with the terms thereof and (ii) all securities issued in exchange for all or any portion of the Extendible Securities for which an election to extend the maturity date was not received in accordance with the terms thereof (the Securities in clause (ii) each, a “Short-Term Security” and, together with the Extendible Securities, the “Securities”). The Bank has, for the benefit of the Holders from time to time of the Securities, entered into a Fiscal Agency Agreement, dated as of December 18, 2012 (the “Fiscal Agency Agreement”), with U.S. Bank National Association, as Fiscal Agent, copies of which Agreement are on file and available for inspection during normal business hours at the corporate trust office of the Fiscal Agent in The City of New York. U.S. Bank National Association, and its respective successors as Fiscal Agent are herein called “Fiscal Agent”.

5. The Securities will be senior unsecured obligations of the Bank and will rank equally with all of the Bank’s existing and future senior unsecured indebtedness, except for U.S. domestic deposit obligations and other obligations that are accorded priority or preference under applicable U.S. law, including administrative expenses of a receiver appointed in the event of a liquidation or other resolution of the Bank. Under applicable U.S. law, claims of certain creditors of the Bank, including holders of U.S. domestic deposits, would be entitled to priority over claims of senior or general unsecured creditors of the Bank, including Holders of the Securities, in the event of a liquidation or other resolution of the Bank.

6. The Securities are not entitled to the benefit of any sinking fund.

7. Except as set forth in the following sentence, the Securities are issuable only as fully registered global securities, without coupons, each registered in the name of DTC, a nominee thereof or a successor to DTC or a nominee thereof (each, a “Global Security”), and (i) no Global Security may be transferred, except in whole and not in part, and only to DTC, one or more nominees of DTC or one or more respective successors of DTC and its nominees, and (ii) no Global Security may be exchanged for any Security other than another Global Security. Notwithstanding any other provisions of the Fiscal Agency Agreement or this Global Security, a Global Security may be transferred to, or exchanged for registered Securities registered in the name of, a person other than DTC, a nominee of DTC or a successor of DTC or its nominee if (i) DTC or its successor (a) notifies the Bank that it is unwilling or unable to continue as depositary for such Global Security or (b) ceases to be a clearing agency registered under the Securities Exchange Act of 1934 at a time when it is required to be, and in either such case (a) or (b) a successor depositary is not appointed by the Bank within 90 days after receiving such notice or becoming aware that DTC or its successor is no longer so registered, (ii) the Bank, in its sole discretion, instructs the Fiscal Agent in writing that a Global Security shall be so transferable and exchangeable or (iii) there shall have occurred and be continuing a default or an Event of Default (as set forth in Paragraph 9) with respect to the Securities evidenced by this Global Security. Registered Securities issued in exchange for this Global Security will be registered in such names, and issued in such denominations (of $250,000 and integral multiples of $1,000 in excess thereof), as an authorized representative of DTC shall request.

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Subject, in the case of this Global Security, to the preceding paragraph, transfer of this Global Security is registrable on the Security Register upon surrender of this Global Security for registration at the office of the Fiscal Agent duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Bank and the Fiscal Agent duly executed by, the Holder hereof or his attorney duly authorized in writing. Upon such surrender of this Global Security for registration of transfer, the Bank shall execute, and the Fiscal Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new registered Securities, dated the date of authentication thereof, of any authorized denominations and of a like aggregate principal amount, and registered in such name or names as may be requested (subject, in the case of this Global Security, to the preceding paragraph). The Bank and the Fiscal Agent may deem and treat the registered owner hereof as the absolute owner hereof (notwithstanding any notice of ownership or writing hereon made by anyone other than the Bank or the Fiscal Agent) for the purposes of receiving payment hereon or on account hereof and for all other purposes whether or not this Global Security shall be overdue. The Bank has appointed the corporate trust office of the Fiscal Agent as its fiscal agent in The City of New York for the Global Securities and has agreed to cause to be kept at such office a register (the register maintained in such office and in any other office or agency for such purpose being herein sometimes collectively referred to as the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, the Bank shall provide for such registration and registration of transfers.

All Securities issued upon any registration of transfer or exchange of Securities pursuant to this Paragraph 7 shall be the valid obligations of the Bank, evidencing the same debt, and entitled to the same benefits, as the Securities surrendered upon such registration of transfer or exchange (except that a Security not in global form issued upon any registration of transfer or exchange of this Global Security shall not be subject or entitled to the provisions set forth in this Global Security relating to Securities in global form). Any new Security delivered pursuant to this Paragraph 7 shall be so dated that neither gain nor loss in interest shall result from such registration or exchange.

No service charge shall be made to any Holder for any such exchange or registration of transfer, but the Bank may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

8. In case any Security (including this Global Security) shall at any time become mutilated or destroyed or stolen or lost, then, provided that such Security, or evidence of the loss, theft or destruction thereof (together with the indemnity hereinafter referred to and such other documents or proof as may be required in the premises) shall be delivered to the Fiscal Agent in The City of New York, a replacement Security of like tenor and principal amount will be issued by the Bank and, at its request, authenticated and delivered by the Fiscal Agent at the office of the Fiscal Agent, in The City of New York, in exchange for the Security so mutilated, or in lieu of the Security so destroyed or stolen or lost; and provided however that, in the case of destroyed, stolen or lost Securities, the Fiscal Agent shall not issue any replacement Security

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unless the applicant therefor shall have (i) paid such costs as may be incurred in connection therewith (including all reasonable fees, charges and expenses of the Fiscal Agent); (ii) furnished it with such evidence (including evidence as to the serial number of such Note) and indemnity or bond (which may include a medallion guarantee) as the Bank and the Fiscal Agent may reasonably require; (iii) furnished it with an affidavit reasonably satisfactory to the Fiscal Agent; (iv) in the case of any mutilated or defaced Security, surrendered the same to the Fiscal Agent; and (v) complied with such other reasonable regulations and pay such other reasonable charges as the Fiscal Agent may prescribe and as required by Section 8-405 of the Uniform Commercial Code in effect in the State of New York. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a replacement Security shall be borne by the owner of the Security mutilated, destroyed, stolen or lost. In case such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Bank in its discretion may, instead of issuing a new Security, pay or cause to be paid such Security.

Any new Security delivered pursuant to this Paragraph 8 shall be so dated that neither gain nor loss in interest shall result from such replacement. Upon the issuance of any new Security under this Paragraph 8, the Bank may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Fiscal Agent) connected therewith.

Every new Security issued pursuant to this Paragraph 8 in lieu of any mutilated, destroyed, lost or stolen Security, shall constitute an original additional contractual obligation of the Bank, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone.

The provisions of this Paragraph 8 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

9. An “Event of Default” is: (a) a failure by the Bank to pay interest on the Securities for thirty (30) days after the payment is due; (b) failure by the Bank to pay the principal of the Securities when due; (c) failure by the Bank to perform any obligation in the Fiscal Agency Agreement for the benefit of the Securities, which continues for ninety (90) days after there has been given written notice to the Bank by the Fiscal Agent at the direction of the Holders of at least 25% in principal amount of the outstanding Securities, such written notice specifying such default or breach and requiring it to be remedied; or (d)(i) the entry of a decree or order for relief in respect of the Bank, by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian sequestrator (or other similar official) of the Bank or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days; or (ii) the commencement by the Bank of a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law, or the consent by the Bank to the entry of a decree

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or order for relief in an involuntary case under any such law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or other similar official of the Bank or of any substantial part of its property, or the making by the Bank of an assignment for the benefit of creditors, or the admission by the Bank in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Bank in furtherance of any such action.

If any Event of Default described in clause (a) or (c) above with respect to the Securities has occurred and has not been cured or waived, each Holder of Securities may declare the principal of and accrued interest on the Securities to be due and payable immediately by giving the Bank written notice thereof. Upon such declaration and notice, the principal amount and accrued interest on the note will become due and payable. The principal and accrued interest on the Securities will be due and payable immediately upon any maturity date or upon the occurrence of an Event of Default resulting from bankruptcy, insolvency or reorganization, subject to applicable laws. The Fiscal Agency Agreement requires that the Fiscal Agent will, within ninety (90) days after the occurrence of an default known to it, give the Holders of the Securities notice of such default if not cured or waived.

10. Subject to certain exceptions, the Fiscal Agency Agreement may be amended with the consent of Holders of not less than a majority in aggregate principal amount of the Securities then outstanding (including consents obtained in connection with a tender offer or exchange offer for such notes). Approval by Holders of the Securities is not required where amendments or supplements to the Fiscal Agency Agreement are limited to curing any ambiguity or curing, correcting or supplementing any defective provision, or modifying the Fiscal Agency Agreement or the Securities in any manner determined by the Bank and the Fiscal Agent to be consistent with the Securities and not adverse to the interest of any Holder of the Securities, or adding or changing any terms of the Fiscal Agency Agreement to conform the terms of the Fiscal Agency Agreement or the Securities to the “Description of the Notes” in the Offering Circular dated December 13, 2012. However, without the consent of the Holder of this Security, no amendment may, among other things: (a) reduce the principal of or extend the maturity of this Security (other than as contemplated by the terms of this Security); (b) reduce the rate of or extend the time for payment of interest on this Security or reduce any amount payable on redemption thereof; (c) make this Security payable in any currency other than that stated herein,; (d) impair the right of any Holder of this Security to receive payment of principal of and interest on this Security on or after the due dates therefor or to institute suit for the enforcement of any payment on or with respect to this Security; (e) modify the amendment section of the Fiscal Agency Agreement except to increase any required percentage of Holders of Securities or to provide that certain other provisions cannot be modified or waived without the consent of the Holder of each Security so affected; or (f) reduce the percentage of Securities, the consent of the Holders of which is required for any modification, amendment or waiver of compliance with certain provisions of the Fiscal Agency Agreement or certain defaults thereunder and their consequences provided for in the Fiscal Agency Agreement.

11. All notices will be delivered by the Bank in writing to each Holder of the Securities. If at the time of any such notice the Securities are represented by this Global Security, such notice shall be delivered to DTC. If at the time of any such notice, the Securities are not represented by any Global Security, such notice shall be delivered to the Holders of the

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Securities after the mailing of such notice by first class mail. If a notice or communication is mailed within the time period prescribed, it will be deemed duly given, whether or not the addressee receives it.

12. This Global Security shall not become valid or obligatory for any purpose unless and until this Global Security has been authenticated by U.S. Bank National Association, or its successor, as Fiscal Agent.

13. This Global Security shall be governed by, and shall be construed in accordance with, the laws of the State of New York, without regard to the conflicts of laws principles thereof.

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IN WITNESS WHEREOF, the Bank has caused this Global Security to be duly executed.

STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

Dated:

FISCAL AGENT’S CERTIFICATE OF AUTHENTICATION

This is one of the Global Securities referred to in the Fiscal Agency Agreement.

U.S. BANK NATIONAL ASSOCIATION
as the Fiscal Agent

By:
Name:
Title:

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or typewrite name and address,

including postal zip code, of assignee)

the within Global Security and all rights thereunder, and hereby irrevocably constitutes and appoints to transfer said Global Security on the books of the Fiscal Agent, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Global Security in every particular, without alteration or enlargement or any change whatsoever.

Signature Guarantee

Exhibit B-1

Form of Definitive Registered Note – Extendible Note

FORM OF DEFINITIVE REGISTERED NOTE – EXTENDIBLE NOTE

THIS SECURITY IS AN OBLIGATION SOLELY OF STATE STREET BANK AND TRUST COMPANY (THE “BANK”) AND WILL NOT BE AN OBLIGATION OF, OR OTHERWISE GUARANTEED BY, STATE STREET CORPORATION, ANY OTHER BANK OR ANY AFFILIATE THEREOF OTHER THAN THE BANK. THIS SECURITY IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE OBLIGATIONS EVIDENCED BY THIS SECURITY ARE SENIOR UNSECURED OBLIGATIONS OF THE BANK AND RANK EQUALLY WITH ALL OF THE BANK’S EXISTING AND FUTURE SENIOR UNSECURED INDEBTEDNESS, EXCEPT U.S. DOMESTIC DEPOSIT OBLIGATIONS AND OTHER OBLIGATIONS THAT ARE ACCORDED PRIORITY OR PREFERENCE UNDER APPLICABLE LAW. IN A LIQUIDATION OR OTHER RESOLUTION OF THE BANK, THIS SECURITY WOULD BE TREATED DIFFERENTLY FROM, AND HOLDERS OF THIS SECURITY COULD RECEIVE, IF ANYTHING, SIGNIFICANTLY LESS THAN HOLDERS OF U.S. DOMESTIC DEPOSIT LIABILITIES OF THE BANK.

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”) TO THE BANK OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR, OR IN LIEU OF, THIS SECURITY IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

THIS SECURITY IS ISSUABLE ONLY IN FULLY REGISTERED FORM IN MINIMUM DENOMINATIONS OF $250,000 AND INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF. EACH OWNER OF A BENEFICIAL INTEREST IN THIS SECURITY MUST BE AN INSTITUTIONAL INVESTOR WHO IS AN “ACCREDITED INVESTOR” WITHIN THE MEANING OF REGULATION D UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND IS REQUIRED TO HOLD A BENEFICIAL INTEREST IN A $250,000 PRINCIPAL AMOUNT OR ANY INTEGRAL MULTIPLE OF $1,000 IN EXCESS THEREOF OF THIS SECURITY AT ALL TIMES.

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CUSIP NO.	No.

ISIN NO.

STATE STREET BANK AND TRUST COMPANY

Extendible Senior Unsecured Floating Rate Note

1. STATE STREET BANK AND TRUST COMPANY (the “Bank”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal amount specified in Schedule I hereto on January 13, 2014 (the “Initial Maturity Date”) or, to the extent that the maturity date is extended in accordance with the procedures specified herein to an Extended Maturity Date (as defined herein, and provided, that as to any portion of the principal amount of this Security, the Initial Maturity Date or Extended Maturity Date applicable to such portion shall be the “Maturity Date”), on such Extended Maturity Date, and to pay interest, quarterly in arrears, on each March 18, June 18, September 18 or December 18 on which this Security is outstanding, on any Maturity Date and on any Optional Redemption Date, as defined below (each such date an “Interest Payment Date”), commencing March 18, 2013, at a rate of interest per annum equal to Three-Month LIBOR (subject to and as determined pursuant to the provisions of Paragraph 2 hereof), reset quarterly, plus the Applicable Margin, as defined below (the “Interest Rate”), until payment of said principal sum has been made or duly provided for. Each of (i) the period from and including December 18, 2012 (the “Original Issue Date”) to but excluding the next succeeding Interest Payment Date and (ii) each succeeding period beginning on and including the immediately preceding Interest Payment Date to but excluding the next succeeding Interest Payment Date is referred to herein as an “Interest Period.” If any Interest Payment Date for this Security would otherwise be a day that is not a Business Day, then such Interest Payment Date will be postponed to the next succeeding Business Day (and interest will accrue to but excluding that next succeeding Business Day). However, if that next succeeding Business Day falls in the next calendar month, then, unless it relates to interest payable at maturity or redemption, the Interest Payment Date for this Security will be the immediately preceding Business Day (and interest will accrue to but excluding that immediately preceding Business Day). If the Interest Payment Date that does not occur on a Business Day is also the Maturity Date or an Optional Redemption Date for this Security, then the Maturity Date or Optional Redemption Date for this Security, as the case may be, will be the immediately preceding Business Day (and interest will accrue to but excluding that immediately preceding Business Day). “Business Day” means any day, other than a Saturday or Sunday or a day on which banking institutions or trust companies in New York City, New York, or Boston, Massachusetts, are required or authorized by law, regulation or executive order to close and that is also a London Business Day. “London Business Day” means any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market. The interest so payable on any Interest Payment Date will be paid to the person in whose name this Security (as defined in Paragraph 8) is registered at the close of business on the 15th calendar day, whether or not a Business Day, immediately preceding the Interest Payment Date (“Record Date”), except that on any Maturity Date or Optional Redemption Date, interest will be paid to the same person to whom the principal is payable. Interest will be calculated by dividing the applicable Interest Rate in effect for each day by 360 and multiplying the result by the

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principal amount of this Security specified in Schedule I (the “Daily Interest Amount”). The amount of interest to be paid on this Security for each Interest Period will be calculated by adding the applicable Daily Interest Amounts for the actual number of days in the Interest Period. “Holder” means the person in whose name the Security is registered in the Security Register.

Payment of the principal of and interest on this Security will be made in immediately available funds in U.S. dollars or in such other coin or currency of the United States of America as at the time of payment is legal tender for the payment therein of public and private debts.

2. The Interest Rate for each Interest Period shall be reset on each Interest Payment Date. For each Interest Period, on the second London Business Day (as defined below) prior to the first day of such Interest Period (the “Interest Determination Date”), the Bank as calculation agent for this Security (the “Calculation Agent”) will determine Three-Month LIBOR for such Interest Period. “Three-Month LIBOR” will be, for any Interest Determination Date, the offered rate for deposits in U.S. dollars having a maturity of three months that appears on the Designated LIBOR Page (as defined below) as of 11:00 a.m., London time, on such Interest Determination Date. “Designated LIBOR Page” means the Reuters reference “LIBOR01” or any other page that may replace Reuters Screen LIBOR01 on that service (or any such other service or services as may be nominated by the British Bankers’ Association for the purposes of displaying London interbank offered rates for U.S. dollar deposits). If such rate does not appear on such page at such time, then the Calculation Agent will request the principal London office of each of four major reference banks in the London interbank market, selected by the Calculation Agent, to provide such bank’s offered quotation to prime banks in the London interbank market for deposits in U.S. dollars for a term of three months as of 11:00 a.m., London time, on such Interest Determination Date and in a principal amount equal to an amount that, in the judgment of the Calculation Agent is representative for a single transaction in U.S. dollars in the relevant market at the relevant time (a “Representative Amount”). If at least two such quotations are so provided, Three-Month LIBOR will be the arithmetic mean of such quotations. If fewer than two such quotations are provided, the Calculation Agent will request each of three major banks in New York City to provide such bank’s rate for loans in U.S. dollars to leading European banks for a term of three months as of approximately 11:00 a.m., New York City time, on such Interest Determination Date and in a Representative Amount. If three such quotations are so provided, Three-Month LIBOR will be the arithmetic mean of such quotations. If fewer than three such rates are so provided, then Three-Month LIBOR for the next Interest Period will be set to equal the Three-Month LIBOR for the then current Interest Period.

With respect to the final Interest Period for any portion of the principal amount of this Security ending on any Maturity Date Three-Month LIBOR will instead be calculated based on (i) One-Month LIBOR, if the final Interest Period is a period most closely approximating one month, (ii) Two-Month LIBOR, if the final Interest Period is a period most closely approximating two months or (iii) Three-Month LIBOR, if the final Interest Period is a period most closely approximating three months, in each case, plus the Applicable Margin for such Interest Period. For purposes of determining One-Month and Two-Month LIBOR, the Interest Rate will be determined as described in the paragraph immediately above, except that references to “three months” will be substituted with “one month” or “two months”, respectively in the definition of Three-Month LIBOR.

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The “Applicable Margin” will be determined as of the first day of such Interest Period based on the table below.

Interest Period Commencing on any date:	Applicable Margin

on or after the Original Issue Date and prior to but excluding the Interest Payment Date occurring in June 2013	0.05%

on or after the Interest Payment Date occurring in June 2013 and prior to but excluding the Interest Payment Date occurring in December 2013	0.07%

on or after the Interest Payment Date occurring in December 2013 and prior to but excluding the Interest Payment Date occurring in June 2014	0.09%

on or after the Interest Payment Date occurring in June 2014 and prior to but excluding the Interest Payment Date occurring in December 2014	0.11%

on or after the Interest Payment Date occurring in December 2014 and prior to but excluding the Interest Payment Date occurring in June 2015	0.13%

on or after the Interest Payment Date occurring in June 2015	0.15%

All percentages resulting from any calculation on this Security will be rounded to the nearest one hundred-thousandth of a percentage point, with five-one millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655)), and all amounts used in or resulting from such calculation on this Security will be rounded to the nearest cent (with one-half cent being rounded upwards).

3. This Security shall mature on the Initial Maturity Date, except as to any portion of the principal amount hereof for which the maturity is extended in accordance with the procedures described herein. The election dates will be the 18th calendar day of each month, commencing on January 18, 2013, and monthly thereafter through and including December 18, 2014, whether or not such day is a Business Day (as defined below) (each, an “Election Date”). During the Election Period (as defined below) for any Election Date, the Holder of this Security may elect to extend the maturity of any principal amount of $250,000, or integral multiples of $1,000 in excess thereof, of this Security. The Holder may elect to extend the maturity date for less than the entire principal amount of this Security so long as the principal amount of this Security held by the Holder for which such election is exercised is at least $250,000 or integral multiples of $1,000 in excess thereof, and the principal amount of the Security held by the Holder for which such election is not exercised is at least $250,000 or integral multiples of $1,000 in excess

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thereof. This election may not be made as to this Security, or portion of this Security, that the Bank has previously called for redemption. The Holder’s election to extend the Initial Maturity Date, or Extended Maturity Date of this Security whose maturity has previously been extended, will cause the Maturity Date of this Security to be extended to the date that is 366 calendar days from and including the 18th calendar day of the next succeeding month following such Election Date or if such 366th calendar day is not a business day, the immediately preceding Business Day (each such date being an “Extended Maturity Date”). If the option to extend the maturity of this Security or a portion thereof is exercised during the Election Period for the Election Date of December 18, 2014, then the maturity date of this Security will be extended to the Final Maturity Date.

In order to exercise the option to extend the maturity of all, or a portion, of the principal amount of this Security in definitive form, the Holder of this Security in definitive form must deliver to the Fiscal Agent during the relevant Election Period the form entitled “Option to Extend Maturity Date” included below duly completed; provided, that the Holder of this Security must deliver its duly completed “Option to Extend Maturity Date” on or prior to 1:00 p.m., New York City time, on the last Business Day in the Election Period. In the event of an election to extend the maturity of only a portion of the principal amount of this Security, or if no election is made to extend the maturity of the principal amount of this Security, this Security shall be received by the Fiscal Agent no later than 1:00 p.m., New York City time, on the last Business Day in the Election Period. Upon delivery of a notice of election, such election will be revocable during each day of the Election Period until 1:00 p.m., New York City time, on the last Business Day in the Election Period, at which time such election will become irrevocable.

If, with respect to any Election Date, a Holder does not make a timely and proper election to extend the maturity of all or any portion of the principal amount of its Security, the principal amount of the Security for which no such election has been made will become due and payable on the Initial Maturity Date or any later date to which the maturity of such Security has previously been extended. If the option to extend the maturity of any portion hereof is not duly exercised within the Election Period for any such Election Date, a new Security or Securities in the form attached hereto as Exhibit A (each, a “Short-Term Security”) for all or that portion of the principal amount hereof as to which such option to extend has not been made and having as its or their “Stated Maturity Date” (as such term is used in each such Short-Term Security) the date that is the later of (i) the Initial Maturity Date or (ii) the date to which this Security or such portion hereof has previously been extended in accordance with the terms hereof, or if such day is not a Business Day, the immediately preceding Business Day, shall be issued (whose issuance date shall be the last Business Day of the Election Period) in the name of the Holder hereof, subject to delivery of this Security to the Fiscal Agent, and Schedule I hereto shall be annotated as of such date to reflect the corresponding decrease in the principal amount hereof; provided that, and, in the case of a partial election, the principal amount of such Short-Term Security cannot be less than $250,000. Interest accrued but unpaid under this Security with respect to any principal amount of this Security that is exchanged for a Short-Term Security shall cease to be due and payable under this Security and shall instead be payable under such Short-Term Security.

The Bank and the Fiscal Agent shall reduce this Security as to such portion of the principal amount hereof for which a duly completed form entitled “Option to Extend Maturity

5

Date” for Securities held in definitive form, and, if applicable, this Security are not delivered to the Fiscal Agent within the applicable Election Period in accordance with the terms of this Security. The failure to timely and irrevocably elect to extend the maturity of all or any portion of this Security will be irrevocable and will be binding upon any subsequent Holder of this Security.

With respect to any Election Date, the period beginning on the fifth (5th) Business Day preceding such Election Date to, and including, such Election Date is the “Election Period”; provided, however, that if the Election Date is not a Business Day, the Election Period will be extended to the next succeeding Business Day.

The maturity of this Security will not be extended beyond January 15, 2016 (the “Final Maturity Date”), or if such day is not a Business Day, the immediately preceding Business Day.

4. (i) On January 15, 2015, and on any Business Day occurring thereafter, the Bank may, at its option, redeem any Security and any Short-Term Securities, in whole or in part, in a minimum amount of $250,000 and integral multiples of $1,000 in excess thereof, and (ii) on any Interest Payment Date, the Bank may, at its option, redeem any portion of the Securities for which an election to extend was not received and any Short-Term Securities, each in whole or in part, in a minimum amount of $250,000 and integral multiples of $1,000 in excess thereof, upon not more than fifteen (15) Business Days’, nor less than five (5) Business Days’, notice to the Fiscal Agent (each date of redemption, an “Optional Redemption Date”) at a price equal to 100% of the principal amount of the Securities and any Short-Term Securities to be redeemed (the “Redemption Price”) plus any accrued and unpaid interest thereon to, but not including such Optional Redemption Date. Upon receipt of a notice of redemption, the Fiscal Agent will promptly (but in no event less than two (2) Business Days prior to the applicable Optional Redemption Date) notify the Holders of the Securities and any Short-Term Securities of such redemption in accordance with the terms of the Fiscal Agency Agreement. For the avoidance of doubt, in the case of any redemption described in clause (i) above, the Bank has the right to (a) redeem all or a portion of the Securities for which an election to extend was not received and all or a portion of the Short-Term Securities without redeeming any Securities subject to extensions, (b) redeem all or a portion of the Securities subject to extensions without redeeming any Securities for which an election to extend was not received or any Short-Term Security or (c) redeem all or a portion of the Securities for which a particular election to extend was not received (or any Short-Term Securities issued in exchange therefor) (and with a particular maturity date) without redeeming any Securities for which a different election to extend was not received (or any Short-Term Securities issued in exchange therefor) (and therefore with a different maturity date).

In connection with any redemption described above, the Fiscal Agent shall give written notice of such a redemption to each applicable Holder stating: (i) the Redemption Date; (ii) the Redemption Price; (iii) the identification (and, in the case of a partial redemption, the principal amount) of the Security to be redeemed; (iv) in the case of a partial redemption, the Holder will receive, without charge, upon the surrender of this Security, a new certificate representing an authorized denomination of the principal amount of the Security remaining unredeemed; (v) that on the applicable Redemption Date, the Redemption Price shall become due and payable

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upon the Security so redeemed and that interest thereon shall cease to accrue on and after the applicable Redemption Date; (vi) the place or places where each applicable certificate or certificates representing the applicable Security is to be surrendered for the payment of the Redemption Price together with any unpaid interest thereon to the applicable Redemption Date; and (vii) the CUSIP number of any Security or portion of the applicable Security to be redeemed.

If (a) in the case of any redemption of Securities or Short-Term Securities, on or after January 15, 2015, as described above, less than all of the Securities are to be redeemed, or (b) in the case of any redemption of any Securities for which an election to extend was not received or Short-Term Securities on any Interest Payment Date, as described above, less than all of any Securities for which an election to extend was not received or the Short-Term Securities are to be redeemed, then, in the case of both clauses (a) and (b), the Securities to be redeemed shall be selected as follows: (i) in the case of Securities held in book-entry form, in accordance with DTC’s then applicable procedures or (ii) in the case of Securities that are not held in book-entry form, by the Fiscal Agent by lot, pro rata, or by any other method that the Fiscal Agent considers fair and appropriate. Such selection shall occur upon receipt of the relevant notice of redemption by DTC or the Fiscal Agent, as applicable, but in no event less than two (2) Business Days before the Optional Redemption Date. Securities and portions of Securities that are selected for optional redemption must be in principal amounts of $250,000 or integral multiples of $1,000 in excess thereof. The Fiscal Agent will notify the Bank of the Securities or portions of the Securities to be redeemed.

5. This Security is a security evidencing the series of a duly authorized issue of debt securities of the Bank, consisting of the Bank’s “Extendible Senior Unsecured Floating Rate Notes initially due 2014” initially issued in the aggregate principal amount of $1,000,000,000 together with all securities issued in exchange for all or any portion of the Extendible Floating Rate Notes in accordance with the terms thereof, including Short-Term Securities (collectively, the “Securities”). The Bank has, for the benefit of the Holders from time to time of the Securities, entered into a Fiscal Agency Agreement, dated as of December 18, 2012 (the “Fiscal Agency Agreement”), with U.S. Bank National Association, as Fiscal Agent, copies of which Agreement are on file and available for inspection during normal business hours at the corporate trust office of the Fiscal Agent in The City of New York. U.S. Bank National Association, and its respective successors as Fiscal Agent are herein called “Fiscal Agent”.

6. The Securities will be senior unsecured obligations of the Bank and will rank equally with all of the Bank’s existing and future senior unsecured indebtedness, except for U.S. domestic deposit obligations and other obligations that are accorded priority or preference under applicable U.S. law, including administrative expenses of a receiver appointed in the event of a liquidation or other resolution of the Bank. Under applicable U.S. law, claims of certain creditors of the Bank, including holders of U.S. domestic deposits, would be entitled to priority over claims of senior or general unsecured creditors of the Bank, including Holders of the Securities, in the event of a liquidation or other resolution of the Bank.

7. The Securities are not entitled to the benefit of any sinking fund.

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8. Transfer of this Security is registrable on the Security Register upon surrender of this Security for registration at the office of the Fiscal Agent duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Bank and the Fiscal Agent duly executed by, the Holder hereof or his attorney duly authorized in writing. Upon such surrender of this Security for registration of transfer, the Bank shall execute, and the Fiscal Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new registered Securities, dated the date of authentication thereof, of any authorized denominations and of a like aggregate principal amount, and registered in such name or names as may be requested. The Bank and the Fiscal Agent may deem and treat the registered owner hereof as the absolute owner hereof (notwithstanding any notice of ownership or writing hereon made by anyone other than the Bank or the Fiscal Agent) for the purposes of receiving payment hereon or on account hereof and for all other purposes whether or not this Security shall be overdue. The Bank has appointed the corporate trust office of the Fiscal Agent as its fiscal agent in The City of New York for the Securities and has agreed to cause to be kept at such office a register (the register maintained in such office and in any other office or agency for such purpose being herein sometimes collectively referred to as the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, the Bank shall provide for such registration and registration of transfers.

All Securities issued upon any registration of transfer or exchange of Securities pursuant to this Paragraph 8 shall be the valid obligations of the Bank, evidencing the same debt, and entitled to the same benefits, as the Securities surrendered upon such registration of transfer or exchange. Any new Security delivered pursuant to this Paragraph 8 shall be so dated that neither gain nor loss in interest shall result from such registration or exchange.

No service charge shall be made to any Holder for any such exchange or registration of transfer, but the Bank may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

9. In case any Security shall at any time become mutilated or destroyed or stolen or lost, then, provided that such Security, or evidence of the loss, theft or destruction thereof (together with the indemnity hereinafter referred to and such other documents or proof as may be required in the premises) shall be delivered to the Fiscal Agent in The City of New York, a replacement Security of like tenor and principal amount will be issued by the Bank and, at its request, authenticated and delivered by the Fiscal Agent at the office of the Fiscal Agent, in The City of New York, in exchange for the Security so mutilated, or in lieu of the Security so destroyed or stolen or lost; and provided however that, in the case of destroyed, stolen or lost Securities, the Fiscal Agent shall not issue any replacement Security unless the applicant therefor shall have (i) paid such costs as may be incurred in connection therewith (including all reasonable fees, charges and expenses of the Fiscal Agent); (ii) furnished it with such evidence (including evidence as to the serial number of such Note) and indemnity or bond (which may include a medallion guarantee) as the Bank and the Fiscal Agent may reasonably require; (iii) furnished it with an affidavit reasonably satisfactory to the Fiscal Agent; (iv) in the case of any mutilated or defaced Security, surrendered the same to the Fiscal Agent; and (v) complied with such other reasonable regulations and pay such other reasonable charges as the Fiscal Agent may prescribe and as required by Section 8-405 of the Uniform Commercial Code in effect in the State of New York. All expenses and reasonable charges associated with procuring such

8

indemnity and with the preparation, authentication and delivery of a replacement Security shall be borne by the owner of the Security mutilated, destroyed, stolen or lost. In case such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Bank in its discretion may, instead of issuing a new Security, pay or cause to be paid such Security.

Any new Security delivered pursuant to this Paragraph 9 shall be so dated that neither gain nor loss in interest shall result from such replacement. Upon the issuance of any new Security under this Paragraph 9, the Bank may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Fiscal Agent) connected therewith.

Every new Security issued pursuant to this Paragraph 9 in lieu of any mutilated, destroyed, lost or stolen Security, shall constitute an original additional contractual obligation of the Bank, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone.

The provisions of this Paragraph 9 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

10. An “Event of Default” is: (a) a failure by the Bank to pay interest on the Securities for thirty (30) days after the payment is due; (b) failure by the Bank to pay the principal of the Securities when due; (c) failure by the Bank to perform any obligation in the Fiscal Agency Agreement for the benefit of the Securities, which continues for ninety (90) days after there has been given written notice to the Bank by the Fiscal Agent at the direction of the Holders of at least 25% in principal amount of the outstanding Securities, such written notice specifying such default or breach and requiring it to be remedied; or (d)(i) the entry of a decree or order for relief in respect of the Bank, by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian sequestrator (or other similar official) of the Bank or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days; or (ii) the commencement by the Bank of a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law, or the consent by the Bank to the entry of a decree or order for relief in an involuntary case under any such law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or other similar official of the Bank or of any substantial part of its property, or the making by the Bank of an assignment for the benefit of creditors, or the admission by the Bank in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Bank in furtherance of any such action.

If any Event of Default described in clause (a) or (c) above with respect to the Securities has occurred and has not been cured or waived, each Holder of Securities may declare the principal of and accrued interest on the Securities to be due and payable immediately by giving the Bank written notice thereof. Upon such declaration and notice, the principal amount and accrued interest on the note will become due and payable. The principal and accrued interest on

9

the Securities will be due and payable immediately upon any maturity date or upon the occurrence of an Event of Default resulting from bankruptcy, insolvency or reorganization, subject to applicable laws. The Fiscal Agency Agreement requires that the Fiscal Agent will, within ninety (90) days after the occurrence of an default known to it, give the Holders of the Securities notice of such default if not cured or waived.

11. Subject to certain exceptions, the Fiscal Agency Agreement may be amended with the consent of Holders of not less than a majority in aggregate principal amount of the Securities then outstanding (including consents obtained in connection with a tender offer or exchange offer for such notes). Approval by Holders of the Securities is not required where amendments or supplements to the Fiscal Agency Agreement are limited to curing any ambiguity or curing, correcting or supplementing any defective provision, or modifying the Fiscal Agency Agreement or the Securities in any manner determined by the Bank and the Fiscal Agent to be consistent with the Securities and not adverse to the interest of any Holder of the Securities, or adding or changing any terms of the Fiscal Agency Agreement to conform the terms of the Fiscal Agency Agreement or the Securities to the “Description of the Notes” in the Offering Circular dated December 13, 2012. However, without the consent of the Holder of this Security, no amendment may, among other things: (a) reduce the principal of or extend the maturity of this Security (other than as contemplated by the terms of this Security); (b) reduce the rate of or extend the time for payment of interest on this Security or reduce any amount payable on redemption thereof; (c) make this Security payable in any currency other than that stated herein; (d) impair the right of any Holder of this Security to receive payment of principal of and interest on this Security on or after the due dates therefor or to institute suit for the enforcement of any payment on or with respect to this Security; (e) modify the amendment section of the Fiscal Agency Agreement except to increase any required percentage of Holders of Securities or to provide that certain other provisions cannot be modified or waived without the consent of the Holder of each Security so affected; or (f) reduce the percentage of Securities, the consent of the Holders of which is required for any modification, amendment or waiver of compliance with certain provisions of the Fiscal Agency Agreement or certain defaults thereunder and their consequences provided for in the Fiscal Agency Agreement.

12. All notices will be delivered by the Bank in writing to each Holder of the Securities. Such notice shall be delivered to the Holders of the Securities after the mailing of such notice by first class mail. If a notice or communication is mailed within the time period prescribed, it will be deemed duly given, whether or not the addressee receives it.

13. This Security shall not become valid or obligatory for any purpose unless and until this Security has been authenticated by U.S. Bank National Association, or its successor, as Fiscal Agent.

14. This Security shall be governed by, and shall be construed in accordance with, the laws of the State of New York, without regard to the conflicts of laws principles thereof.

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IN WITNESS WHEREOF, the Bank has caused this Security to be duly executed.

STATE STREET BANK
AND TRUST COMPANY

By:
Name:
Title:

Dated:

FISCAL AGENT’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in the Fiscal Agency Agreement.

U.S. BANK NATIONAL ASSOCIATION as the Fiscal Agent

By:
Name:
Title:

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or typewrite name and address,

including postal zip code, of assignee)

the within Security and all rights thereunder, and hereby irrevocably constitutes and appoints to transfer said Security on the books of the Fiscal Agent, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Security in every particular, without alteration or enlargement or any change whatsoever.

Signature Guarantee

SCHEDULE I

SCHEDULE OF SUBSTITUTE SECURITY EXCHANGES

The initial principal amount of this Security is $500,000,000. The following exchanges of a portion of this Security for an interest in a substitute Security have been made:

Applicable Extension Date	Principal Amount of Security Exchanged for Substitute Security	Reduced Principal Amount of Security Outstanding Following Issuance of Security

OPTION TO EXTEND MATURITY DATE

Unless otherwise specified in the table below, this Option to Extend Maturity Date relates to all of the principal amount of the Security in the amount of $500,000,000 held by the undersigned. If this Option to Extend Maturity Date relates to less than all of the principal amount of the Security held in the name of the undersigned (either as registered or on the records of DTC), list on the table below the principal amount of the Security for which this Option to Extend Maturity Date is delivered. In the event this Option to Extend Maturity Date extends the maturity of only a portion of the principal amount of said Security, the undersigned will surrender said Security to the Fiscal Agent, at its offices currently located at 100 Wall Street, Suite 1600, New York, New York 10005, Attn: Corporate Trust Services, or at such other place or places of which the Bank or the Fiscal Agent shall from time to time notify the Holder of this Security.

Name(s) and Addresses of Holders(s) (Please fill in exactly as such name appears on the books of the registrar or on the DTC position list for the Security with respect to which this Option to Extend Maturity Date is delivered)	Principal Amount of Security Held	Principal Amount of Security as to which Option to Extend Maturity Date is delivered (Note: Complete only if Option to Extend Maturity Date relates to less than the aggregate principal amount of Security held by the Holder, which shall be $250,000 or an integral multiple of $1,000 in excess thereof)*

*	Unless otherwise indicated, the Holder will be deemed to have extended in respect of all of the principal amount of Security held.

This Option to Extend Maturity Date must be executed in exactly the same manner as the Holder’s name appears on the books of the registrar, or on the position listing of the DTC in case of a Holder who is a DTC participant, without alternation or any change whatsoever.

SIGN HERE

Signature of Holder or Authorized Signatory

Date:

Name:

Capacity:

Address:

SIGNATURE GUARANTEED — (required only if Security are to be issued and delivered to other than the registered Holder)

IF REQUIRED, THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED MEDALLION SIGNATURE GUARANTEE PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

Exhibit B-2

Form of Definitive Registered Note – Short Term Note

FORM OF DEFINITIVE REGISTERED NOTE – SHORT TERM NOTE

THIS SECURITY IS AN OBLIGATION SOLELY OF STATE STREET BANK AND TRUST COMPANY (THE “BANK”) AND WILL NOT BE AN OBLIGATION OF, OR OTHERWISE GUARANTEED BY, STATE STREET CORPORATION, ANY OTHER BANK OR ANY AFFILIATE THEREOF OTHER THAN THE BANK. THIS SECURITY IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE OBLIGATIONS EVIDENCED BY THIS SECURITY ARE SENIOR UNSECURED OBLIGATIONS OF THE BANK AND RANK EQUALLY WITH ALL OF THE BANK’S EXISTING AND FUTURE SENIOR UNSECURED INDEBTEDNESS, EXCEPT U.S. DOMESTIC DEPOSIT OBLIGATIONS AND OTHER OBLIGATIONS THAT ARE ACCORDED PRIORITY OR PREFERENCE UNDER APPLICABLE LAW. IN A LIQUIDATION OR OTHER RESOLUTION OF THE BANK, THIS SECURITY WOULD BE TREATED DIFFERENTLY FROM, AND HOLDERS OF THIS SECURITY COULD RECEIVE, IF ANYTHING, SIGNIFICANTLY LESS THAN HOLDERS OF U.S. DOMESTIC DEPOSIT LIABILITIES OF THE BANK.

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”) TO THE BANK OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR, OR IN LIEU OF, THIS SECURITY IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

THIS SECURITY IS ISSUABLE ONLY IN FULLY REGISTERED FORM IN MINIMUM DENOMINATIONS OF $250,000 AND INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF. EACH OWNER OF A BENEFICIAL INTEREST IN THIS SECURITY MUST BE AN INSTITUTIONAL INVESTOR WHO IS AN “ACCREDITED INVESTOR” WITHIN THE MEANING OF REGULATION D UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND IS REQUIRED TO HOLD A BENEFICIAL INTEREST IN A $250,000 PRINCIPAL AMOUNT OR ANY INTEGRAL MULTIPLE OF $1,000 IN EXCESS THEREOF OF THIS SECURITY AT ALL TIMES.

1

CUSIP NO.	No.

ISIN NO.

STATE STREET BANK AND TRUST COMPANY

Senior Unsecured Floating Rate Note

1. STATE STREET BANK AND TRUST COMPANY (the “Bank”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal amount of [—] on [—] (the “Maturity Date”), and to pay interest, quarterly in arrears, on each March 18, June 18, September 18 or December 18 on which this Security is outstanding, on the Maturity Date and on any Optional Redemption Date, as defined below (each such date an “Interest Payment Date”) (including, any accrued and unpaid interest on the principal amount of this Security, accrued prior to the exchange of this Security for all or any portion of the Bank’s Extendible Unsecured Floating Rate Note No. [—]), at a rate of interest per annum equal to Three-Month LIBOR (subject to and as determined pursuant to the provisions of Paragraph 2 hereof), reset quarterly, plus the Applicable Margin, as defined below (the “Interest Rate”), until payment of said principal sum has been made or duly provided for. Each period beginning on and including the immediately preceding Interest Payment Date to but excluding the next succeeding Interest Payment Date is referred to herein as an “Interest Period.” If any Interest Payment Date for this Security would otherwise be a day that is not a Business Day, then such Interest Payment Date will be postponed to the next succeeding Business Day (and interest will accrue to but excluding that next succeeding Business Day). However, if that next succeeding Business Day falls in the next calendar month, then, unless it relates to interest payable at maturity or redemption, the Interest Payment Date for this Security will be the immediately preceding Business Day (and interest will accrue to but excluding that immediately preceding Business Day). If the Interest Payment Date that does not occur on a Business Day is also the Maturity Date or an Optional Redemption Date for this Security, then the Maturity Date or Optional Redemption Date for this Security, as the case may be, will be the immediately preceding Business Day (and interest will accrue to but excluding that immediately preceding Business Day). “Business Day” means any day, other than a Saturday or Sunday or a day on which banking institutions or trust companies in New York City, New York, or Boston, Massachusetts, are required or authorized by law, regulation or executive order to close and that is also a London Business Day. “London Business Day” means any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market. The interest so payable on any Interest Payment Date will be paid to the person in whose name this Security (as defined in Paragraph 7) is registered at the close of business on the 15th calendar day, whether or not a Business Day, immediately preceding the Interest Payment Date (“Record Date”), except that on any Maturity Date or Optional Redemption Date, interest will be paid to the same person to whom the principal is payable. Interest will be calculated by dividing the applicable Interest Rate in effect for each day by 360 and multiplying the result by the principal amount of this Security specified in Schedule I (the “Daily Interest Amount”). The amount of interest to be paid on this Security for each Interest Period will be calculated by adding the applicable Daily Interest Amounts for the actual number of days in the Interest Period. “Holder” means the person in whose name the Security is registered in the Security Register.

2

Payment of the principal of and interest on this Security will be made in immediately available funds in U.S. dollars or in such other coin or currency of the United States of America as at the time of payment is legal tender for the payment therein of public and private debts.

2. The Interest Rate for each Interest Period shall be reset on each Interest Payment Date. For each Interest Period, on the second London Business Day (as defined below) prior to the first day of such Interest Period (the “Interest Determination Date”), the Bank as calculation agent for this Security (the “Calculation Agent”) will determine Three-Month LIBOR for such Interest Period. “Three-Month LIBOR” will be, for any Interest Determination Date, the offered rate for deposits in U.S. dollars having a maturity of three months that appears on the Designated LIBOR Page (as defined below) as of 11:00 a.m., London time, on such Interest Determination Date. “Designated LIBOR Page” means the Reuters reference “LIBOR01” or any other page that may replace Reuters Screen LIBOR01 on that service (or any such other service or services as may be nominated by the British Bankers’ Association for the purposes of displaying London interbank offered rates for U.S. dollar deposits). If such rate does not appear on such page at such time, then the Calculation Agent will request the principal London office of each of four major reference banks in the London interbank market, selected by the Calculation Agent, to provide such bank’s offered quotation to prime banks in the London interbank market for deposits in U.S. dollars for a term of three months as of 11:00 a.m., London time, on such Interest Determination Date and in a principal amount equal to an amount that, in the judgment of the Calculation Agent is representative for a single transaction in U.S. dollars in the relevant market at the relevant time (a “Representative Amount”). If at least two such quotations are so provided, Three-Month LIBOR will be the arithmetic mean of such quotations. If fewer than two such quotations are provided, the Calculation Agent will request each of three major banks in New York City to provide such bank’s rate for loans in U.S. dollars to leading European banks for a term of three months as of approximately 11:00 a.m., New York City time, on such Interest Determination Date and in a Representative Amount. If three such quotations are so provided, Three-Month LIBOR will be the arithmetic mean of such quotations. If fewer than three such rates are so provided, then Three-Month LIBOR for the next Interest Period will be set to equal the Three-Month LIBOR for the then current Interest Period.

With respect to the final Interest Period for any portion of the principal amount of this Security ending on any Maturity Date Three-Month LIBOR will instead be calculated based on (i) One-Month LIBOR, if the final Interest Period is a period most closely approximating one month, (ii) Two-Month LIBOR, if the final Interest Period is a period most closely approximating two months or (iii) Three-Month LIBOR, if the final Interest Period is a period most closely approximating three months, in each case, plus the Applicable Margin for such Interest Period. For purposes of determining One-Month and Two-Month LIBOR, the Interest Rate will be determined as described in the paragraph immediately above, except that references to “three months” will be substituted with “one month” or “two months”, respectively in the definition of Three-Month LIBOR.

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The “Applicable Margin” will be determined as of the first day of such Interest Period based on the table below.

Interest Period Commencing on any date:	Applicable Margin

on or after December 18, 2012 and prior to but excluding the Interest Payment Date occurring in June 2013	0.05%

on or after the Interest Payment Date occurring in June 2013 and prior to but excluding the Interest Payment Date occurring in December 2013	0.07%

on or after the Interest Payment Date occurring in December 2013 and prior to but excluding the Interest Payment Date occurring in June 2014	0.09%

on or after the Interest Payment Date occurring in June 2014 and prior to but excluding the Interest Payment Date occurring in December 2014	0.11%

on or after the Interest Payment Date occurring in December 2014 and prior to but excluding the Interest Payment Date occurring in June 2015	0.13%

on or after the Interest Payment Date occurring in June 2015	0.15%

All percentages resulting from any calculation on this Security will be rounded to the nearest one hundred-thousandth of a percentage point, with five-one millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655)), and all amounts used in or resulting from such calculation on this Security will be rounded to the nearest cent (with one-half cent being rounded upwards).

3. (i) On January 15, 2015, and on any Business Day occurring thereafter, the Bank may, at its option, redeem this Short-Term Security, any other Short-Term Security and any Extendible Security, in whole or in part, in a minimum amount of $250,000 and integral multiples of $1,000 in excess thereof, and (ii) on any Interest Payment Date, the Bank may, at its option, redeem any portion of this Short-Term Security, any other Short-Term Securities or any Extendible Securities for which an election to extend was not received, each in whole or in part, in a minimum amount of $250,000 and integral multiples of $1,000 in excess thereof, upon not more than fifteen (15) Business Days’, nor less than five (5) Business Days’, notice to the Fiscal Agent (each date of redemption, an “Optional Redemption Date”) at a price equal to 100% of the principal amount of this Short-Term Security, any other Short-Term Security and any Extendible Securities to be redeemed (the “Redemption Price”) plus any accrued and unpaid interest thereon to, but not including such Optional Redemption Date. Upon receipt of a notice of redemption, the Fiscal Agent will promptly (but in no event less than two (2) Business Days prior to the applicable Optional Redemption Date) notify the Holders of this Short-Term

4

Security, any other Short-Term Security and any Extendible Securities to be redeemed of such redemption in accordance with the terms of the Fiscal Agency Agreement. For the avoidance of doubt, in the case of any redemption described in clause (i) above, the Bank has the right to (a) redeem all or a portion of this Short-Term Security and any other Short-Term Security and all or a portion of the Extendible Securities for which an election to extend was not received without redeeming any Extendible Securities subject to extensions, (b) redeem all or a portion of any Extendible Securities subject to extensions without redeeming this Short-Term Security, any other Short-Term Security or any Extendible Securities for which an election to extend was not received or (c) redeem all or a portion of this Short-Term Security, any other Short-Term Security or any Extendible Security for which a particular election to extend was not received (or any Short-Term Securities issued in exchange therefor) (and with a particular maturity date) without redeeming any Extendible Securities for which a different election to extend was not received (or any Short-Term Securities issued in exchange therefor ) (and therefore with a different maturity date).

In connection with any redemption described above, the Fiscal Agent shall give written notice of such a redemption to each applicable Holder stating: (i) the Redemption Date; (ii) the Redemption Price; (iii) the identification (and, in the case of a partial redemption, the principal amount) of the Security to be redeemed; (iv) in the case of a partial redemption, the Holder will receive, without charge, upon the surrender of this Security, a new certificate representing an authorized denomination of the principal amount of the Security remaining unredeemed; (v) that on the applicable Redemption Date, the Redemption Price shall become due and payable upon the Security so redeemed and that interest thereon shall cease to accrue on and after the applicable Redemption Date; (vi) the place or places where each applicable certificate or certificates representing the applicable Security is to be surrendered for the payment of the Redemption Price together with any unpaid interest thereon to the applicable Redemption Date; and (vii) the CUSIP number of any Security or portion of the applicable Security to be redeemed.

If (a) in the case of any redemption of Short-Term Securities or Extendible Securities, on or after January 15, 2015, as described above, less than all of the Securities are to be redeemed, or (b) in the case of any redemption of any Short-Term Securities or Extendible Securities for which an election to extend was not received on any Interest Payment Date as described above, less than all of the Short-Term Securities and the Extendible Securities for which an election to extend was not received are to be redeemed, then, in the case of both clauses (a) and (b), the Securities to be redeemed shall be selected as follows: (i) in the case of Securities held in book-entry form, in accordance with DTC’s then applicable procedures or (ii) in the case of Securities that are not held in book-entry form, by the Fiscal Agent by lot, pro rata, or by any other method that the Fiscal Agent considers fair and appropriate. Such selection shall occur upon receipt of the relevant notice of redemption by DTC or the Fiscal Agent, as applicable, but in no event less than two (2) Business Days before the Optional Redemption Date. Securities and portions of Securities that are selected for optional redemption must be in principal amounts of $250,000 or integral multiples of $1,000 in excess thereof. The Fiscal Agent will notify the Bank of the Securities or portions of the Securities to be redeemed.

5

4. This Security is a security evidencing the series of a duly authorized issue of debt securities of the Bank, consisting of the Bank’s “Extendible Senior Unsecured Floating Rate Notes initially due 2014” initially issued in the aggregate principal amount of $1,000,000,000 (each, an “Extendible Security”) together with (i) all Extendible Securities issued in exchange for all or any portion of the Extendible Securities in accordance with the terms thereof and (ii) all securities issued in exchange for all or any portion of the Extendible Securities for which an election to extend the maturity date was not received in accordance with the terms thereof (the Securities in clause (ii) each, a “Short-Term Security” and, together with the Extendible Securities, the “Securities”). The Bank has, for the benefit of the Holders from time to time of the Securities, entered into a Fiscal Agency Agreement, dated as of December 18, 2012 (the “Fiscal Agency Agreement”), with U.S. Bank National Association, as Fiscal Agent, copies of which Agreement are on file and available for inspection during normal business hours at the corporate trust office of the Fiscal Agent in The City of New York. U.S. Bank National Association, and its respective successors as Fiscal Agent are herein called “Fiscal Agent”.

5. The Securities will be senior unsecured obligations of the Bank and will rank equally with all of the Bank’s existing and future senior unsecured indebtedness, except for U.S. domestic deposit obligations and other obligations that are accorded priority or preference under applicable U.S. law, including administrative expenses of a receiver appointed in the event of a liquidation or other resolution of the Bank. Under applicable U.S. law, claims of certain creditors of the Bank, including holders of U.S. domestic deposits, would be entitled to priority over claims of senior or general unsecured creditors of the Bank, including Holders of the Securities, in the event of a liquidation or other resolution of the Bank.

6. The Securities are not entitled to the benefit of any sinking fund.

7. Transfer of this Security is registrable on the Security Register upon surrender of this Security for registration at the office of the Fiscal Agent duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Bank and the Fiscal Agent duly executed by, the Holder hereof or his attorney duly authorized in writing. Upon such surrender of this Security for registration of transfer, the Bank shall execute, and the Fiscal Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new registered Securities, dated the date of authentication thereof, of any authorized denominations and of a like aggregate principal amount, and registered in such name or names as may be requested. The Bank and the Fiscal Agent may deem and treat the registered owner hereof as the absolute owner hereof (notwithstanding any notice of ownership or writing hereon made by anyone other than the Bank or the Fiscal Agent) for the purposes of receiving payment hereon or on account hereof and for all other purposes whether or not this Security shall be overdue. The Bank has appointed the corporate trust office of the Fiscal Agent as its fiscal agent in The City of New York for the Securities and has agreed to cause to be kept at such office a register (the register maintained in such office and in any other office or agency for such purpose being herein sometimes collectively referred to as the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, the Bank shall provide for such registration and registration of transfers.

6

All Securities issued upon any registration of transfer or exchange of Securities pursuant to this Paragraph 7 shall be the valid obligations of the Bank, evidencing the same debt, and entitled to the same benefits, as the Securities surrendered upon such registration of transfer or exchange. Any new Security delivered pursuant to this Paragraph 7 shall be so dated that neither gain nor loss in interest shall result from such registration or exchange.

No service charge shall be made to any Holder for any such exchange or registration of transfer, but the Bank may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

8. In case any Security shall at any time become mutilated or destroyed or stolen or lost, then, provided that such Security, or evidence of the loss, theft or destruction thereof (together with the indemnity hereinafter referred to and such other documents or proof as may be required in the premises) shall be delivered to the Fiscal Agent in The City of New York, a replacement Security of like tenor and principal amount will be issued by the Bank and, at its request, authenticated and delivered by the Fiscal Agent at the office of the Fiscal Agent, in The City of New York, in exchange for the Security so mutilated, or in lieu of the Security so destroyed or stolen or lost; and provided however that, in the case of destroyed, stolen or lost Securities, the Fiscal Agent shall not issue any replacement Security unless the applicant therefor shall have (i) paid such costs as may be incurred in connection therewith (including all reasonable fees, charges and expenses of the Fiscal Agent); (ii) furnished it with such evidence (including evidence as to the serial number of such Note) and indemnity or bond (which may include a medallion guarantee) as the Bank and the Fiscal Agent may reasonably require; (iii) furnished it with an affidavit reasonably satisfactory to the Fiscal Agent; (iv) in the case of any mutilated or defaced Security, surrendered the same to the Fiscal Agent; and (v) complied with such other reasonable regulations and pay such other reasonable charges as the Fiscal Agent may prescribe and as required by Section 8-405 of the Uniform Commercial Code in effect in the State of New York. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a replacement Security shall be borne by the owner of the Security mutilated, destroyed, stolen or lost. In case such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Bank in its discretion may, instead of issuing a new Security, pay or cause to be paid such Security.

Any new Security delivered pursuant to this Paragraph 8 shall be so dated that neither gain nor loss in interest shall result from such replacement. Upon the issuance of any new Security under this Paragraph 8, the Bank may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Fiscal Agent) connected therewith.

Every new Security issued pursuant to this Paragraph 8 in lieu of any mutilated, destroyed, lost or stolen Security, shall constitute an original additional contractual obligation of the Bank, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone.

7

The provisions of this Paragraph 8 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

9. An “Event of Default” is: (a) a failure by the Bank to pay interest on the Securities for thirty (30) days after the payment is due; (b) failure by the Bank to pay the principal of the Securities when due; (c) failure by the Bank to perform any obligation in the Fiscal Agency Agreement for the benefit of the Securities, which continues for ninety (90) days after there has been given written notice to the Bank by the Fiscal Agent at the direction of the Holders of at least 25% in principal amount of the outstanding Securities, such written notice specifying such default or breach and requiring it to be remedied; or (d)(i) the entry of a decree or order for relief in respect of the Bank, by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian sequestrator (or other similar official) of the Bank or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days; or (ii) the commencement by the Bank of a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law, or the consent by the Bank to the entry of a decree or order for relief in an involuntary case under any such law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or other similar official of the Bank or of any substantial part of its property, or the making by the Bank of an assignment for the benefit of creditors, or the admission by the Bank in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Bank in furtherance of any such action.

If any Event of Default described in clause (a) or (c) above with respect to the Securities has occurred and has not been cured or waived, each Holder of Securities may declare the principal of and accrued interest on the Securities to be due and payable immediately by giving the Bank written notice thereof. Upon such declaration and notice, the principal amount and accrued interest on the note will become due and payable. The principal and accrued interest on the Securities will be due and payable immediately upon any maturity date or upon the occurrence of an Event of Default resulting from bankruptcy, insolvency or reorganization, subject to applicable laws. The Fiscal Agency Agreement requires that the Fiscal Agent will, within ninety (90) days after the occurrence of an default known to it, give the Holders of the Securities notice of such default if not cured or waived.

10. Subject to certain exceptions, the Fiscal Agency Agreement may be amended with the consent of Holders of not less than a majority in aggregate principal amount of the Securities then outstanding (including consents obtained in connection with a tender offer or exchange offer for such notes). Approval by Holders of the Securities is not required where amendments or supplements to the Fiscal Agency Agreement are limited to curing any ambiguity or curing, correcting or supplementing any defective provision, or modifying the Fiscal Agency Agreement or the Securities in any manner determined by the Bank and the Fiscal Agent to be consistent with the Securities and not adverse to the interest of any Holder of the Securities, or adding or changing any terms of the Fiscal Agency Agreement to conform the terms of the Fiscal Agency

8

Agreement or the Securities to the “Description of the Notes” in the Offering Circular dated December 13, 2012. However, without the consent of the Holder of this Security, no amendment may, among other things: (a) reduce the principal of or extend the maturity of this Security (other than as contemplated by the terms of this Security); (b) reduce the rate of or extend the time for payment of interest on this Security or reduce any amount payable on redemption thereof; (c) make this Security payable in any currency other than that stated herein,; (d) impair the right of any Holder of this Security to receive payment of principal of and interest on this Security on or after the due dates therefor or to institute suit for the enforcement of any payment on or with respect to this Security; (e) modify the amendment section of the Fiscal Agency Agreement except to increase any required percentage of Holders of Securities or to provide that certain other provisions cannot be modified or waived without the consent of the Holder of each Security so affected; or (f) reduce the percentage of Securities, the consent of the Holders of which is required for any modification, amendment or waiver of compliance with certain provisions of the Fiscal Agency Agreement or certain defaults thereunder and their consequences provided for in the Fiscal Agency Agreement.

11. All notices will be delivered by the Bank in writing to each Holder of the Securities. Such notice shall be delivered to the Holders of the Securities after the mailing of such notice by first class mail. If a notice or communication is mailed within the time period prescribed, it will be deemed duly given, whether or not the addressee receives it.

12. This Security shall not become valid or obligatory for any purpose unless and until this Security has been authenticated by U.S. Bank National Association, or its successor, as Fiscal Agent.

13. This Security shall be governed by, and shall be construed in accordance with, the laws of the State of New York, without regard to the conflicts of laws principles thereof.

9

IN WITNESS WHEREOF, the Bank has caused this Security to be duly executed.

STATE STREET BANK
AND TRUST COMPANY

By:
Name:
Title:

Dated:

FISCAL AGENT’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in the Fiscal Agency Agreement.

U.S. BANK NATIONAL ASSOCIATION as the Fiscal Agent

By:
Name:
Title:

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or typewrite name and address,

including postal zip code, of assignee)

the within Security and all rights thereunder, and hereby irrevocably constitutes and appoints to transfer said Security on the books of the Fiscal Agent, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Security in every particular, without alteration or enlargement or any change whatsoever.

Signature Guarantee

Exhibit C

Form of Certification of Owner

[Holder]

[Address]

[                ], 201[  ]

Via First-Class Mail

[Clearinghouse]

[Address]

Re:	Certification of Owner of Definitive Registered Note

Reference is hereby made to the Fiscal Agency Agreement, dated as of December 18, 2012 (the “Fiscal Agency Agreement”), between State Street Bank and Trust Company, a Massachusetts trust company (the “Bank”) and U.S. Bank National Association, a national banking association, as fiscal agent (the “Fiscal Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Fiscal Agency Agreement.

The undersigned Holder of a Note, in connection with such Holder’s election to exchange a Registered Global Note for a Definitive Registered Note, hereby certifies that it is not transferring such Note at the time of such exchange.

Name:

Exhibit D

Form of Notice to Holders Regarding Election to Extend

STATE STREET BANK AND TRUST COMPANY

EXTENDIBLE SENIOR UNSECURED FLOATING RATE NOTES

Final Maturity Date of

Currently Extendible from                  to

CUSIP No.

TO ALL HOLDERS OF THE ABOVE SECURITY: Please take notice that current Maturity Date of the above-referenced Notes may be extended, at the option of the Holder, from                  to                  in principal amounts of $     or any multiple of $     in excess thereof. Elections to extend the maturity date of the Notes may be effected by transmitting applicable delivery instructions for the election (including Participant Number(s) and account number(s)) through the Agent Put Option (APUT) facilities at The Depository Trust Company (DTC) commencing on                     ,                      and ending no later than 1:00pm New York time on                      (the “Election Date”) as defined in the Offering Circular dated December 13, 2012. Delivery of the new position in CUSIP No. as of              will be processed through the DTC Money Market Instrument (“MMI”) facilities on                     .

Holders may revoke any election by delivering a notice of non-extension to DTC that the notice of election is revoked, by means of the transmission method described above. In order to be effective, any notice of non-extension must be received by DTC no later than 1:00pm New York time on the Election Date.

Holders that do not elect to extend the maturity date of any Notes, or revoke an election to extend, will be delivered a corresponding position in CUSIP No.              as of                      with a Maturity Date of                 . The failure to elect (or revocation of any election) to extend the Maturity Date of all or any portion of the Notes by 1:00pm New York time on the Election Date is irrevocable and will be binding on the current Holder and any subsequent Holder of such security.

By: U.S. Bank National Association

Exhibit E

Form of Redemption Notice

[                ], 201[  ]

Via First-Class Mail

[Holder]

[Address]

Re:	State Street Bank and Trust Company Extendible Senior Unsecured Floating Rate Notes initially due 2014

Reference is hereby made to the Fiscal Agency Agreement, dated as of December 18, 2012 (the “Fiscal Agency Agreement”), between State Street Bank and Trust Company, a Massachusetts trust company (the “Bank”) and U.S. Bank National Association, a national banking association, as fiscal agent (the “Fiscal Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Fiscal Agency Agreement.

You are hereby notified of the redemption (the “Redemption”) by the Bank of [—] principal amount of your Notes pursuant to Section 12 of the Fiscal Agency Agreement. Pursuant to Section 12 of the Fiscal Agency Agreement, you are also hereby notified as follows:

The Optional Redemption Date is [                ], 201[  ].

The Redemption Price will be in an aggregate amount equal to $[            ].

The following Notes are to be redeemed (including CUSIP number and, in case of partial redemption, serial number and principal amount):

In case of a partial redemption, you will receive, without charge, upon surrender of the Note(s), a new certificate representing an authorized denomination of the principal amount of the Note(s) remaining unredeemed.

On the Optional Redemption Date, the Redemption Price will become due and payable upon the Notes so redeemed and payment and interest rights thereon shall cease to accrue on and after the Optional Redemption Date.

The place where each certificate for such Note is to be surrendered for payment of the Redemption Price together with any unpaid interest thereon to the Optional Redemption Date is as follows:

If by Mail:

US Bank

Corporate Trust Services

P.O. Box 64111

St. Paul, MN 55164-0111

If by Hand or Overnight Mail:

US Bank

Corporate Trust Services

60 Livingston Avenue

1st Fl - Bond Drop Window

St. Paul, MN 55107

*        *        *

Very Truly Yours,

STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title: